As filed with the Securities and Exchange Commission on August 1, 2007

Investment Company Act File No. 811-22107

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	Amendment No.

SEI STRUCTURED CREDIT FUND, LP

(Exact name of Registrant as Specified in Charter)

One Freedom Valley Drive
 Oaks, Pennsylvania 19456

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (610) 676-1000

Michael T. Pang
c/o SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

COPY TO:

Timothy W. Levin, Esquire

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

EXPLANATORY NOTE

This Registration Statement on Form N-2 has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).  However, units of limited partnership interest (“Shares”) of the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”) because such Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act.  Investments in the Registrant may only be made by natural persons or entities that are (i)  “accredited investors” within the meaning of Regulation D under the Securities Act; and (ii) “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the Securities Act, any Shares of the Registrant.

CROSS REFERENCE SHEET

as required by Rule 495(a)

Part A Item No.	Caption	Prospectus
1.	Outside Front Cover	Not Applicable
2.	Cover Pages; Other Offering Information	Not Applicable
3.	Fee Table and Synopsis	Fee Table and Synopsis
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Not Applicable
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Not Applicable
8.	General Description of the Registrant	General Description of the Registrant
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Legal Proceedings
13.	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

Statement of
Part B		Additional
Item No.		Information
14.	Cover Page	Cover Page
15.	Table of Contents	Table of Contents
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Investment Advisory and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements

Part C Item No.
Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this Registration Statement.

PART A

SEI STRUCTURED CREDIT FUND, LP

AUGUST 1, 2007

Responses to all or a portion of certain Items required to be included in Part A of a registration statement on Form N-2 are omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

Item 1.  Outside Front Cover

Not Applicable.

Item 2.  Cover Pages; Other Offering Information

Not Applicable.

Item 3.  Fee Table and Synopsis

Item 3.1

This table describes the fees and expenses that you will pay if you buy and hold Shares in SEI Structured Credit Fund, LP (the “Fund”). Because the Fund has not been operational for a full year, many of these expenses are estimates.

Annual Expenses (as a percentage of net assets of the Fund):

Management Fee (1)	None
Other Expenses (2)	0.52%
Total Annual Expenses (3)	0.52%

Example

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:	$53	$167	$291	$653

(1)  The Fund will not pay a management fee.  The Fund offers Shares only to Eligible Investors (as defined herein) that have signed an investment management agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”), the investment adviser to the Fund.  Investors will be responsible for paying the fees of the Adviser directly under their individual investment management agreement with the Adviser. Each agreement sets forth the fees to be paid to the Adviser, which are ordinarily expressed as a percentage of the Investor’s assets managed by the Adviser.  This fee, which is negotiated between the Investor and the Adviser, may include a performance-based fee and/or a fixed-dollar fee for certain specified services.

(2)  “Other Expenses” are estimated based on anticipated Fund net assets and expenses for the Fund’s current fiscal year, and include professional fees and other expenses, including, without limitation, offering costs, administration fees and custody fees.

(3)  The Adviser has voluntarily agreed that certain expenses of the Fund, including custody fees and administrative fees, shall not in the aggregate exceed 0.50% per annum of the Fund’s net asset value, and the Adviser or its affiliates will waive Fund fees or reimburse Fund expenses to the extent necessary so that such 0.50% limit is not exceeded.  The following expenses of the Fund are specifically excluded from the expense limit: organizational expenses; extraordinary, non-recurring and certain other unusual expenses; taxes and fees; and expenses incurred indirectly by the Fund through its investments in Structured Credit Investments (as defined herein).  Organizational expenses are those associated with the organization of the Fund, including, but not limited to, costs in connection with the preparation and execution of the material contracts referred to herein; the preparation of the Fund’s organizational documents, the private placement memorandum of the Fund and other regulatory documents; and all initial legal and printing costs.  The Adviser may discontinue all or part of this waiver at any time.

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.  The table assumes the reinvestment of all dividends and distributions at net asset value, although the Fund does not anticipate making regular dividends or distributions.  For a more complete description of the various fees and expenses of the Fund, see the discussion in Item 9, “Management.”

The Example is based on the expenses set forth in the table above and should not be considered a representation of the Fund’s future expenses.  Actual expenses of the Fund may be higher or lower than those shown.  Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

Item 3.2

Not Applicable.

Item 3.3

Not Applicable.

Item 4.  Financial Highlights

Not Applicable.

Item 5.  Plan of Distribution

Not Applicable.

Item 6.  Selling Shareholders

Not Applicable.

Item 7.  Use of Proceeds

Not Applicable.

Item 8.  General Description of the Registrant

  Item 8.1

Description of the Registrant

The Fund, a Delaware limited partnership, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund was organized under Delaware law on June 26, 2007.  Common units of limited partnership interest (“Shares”) of the Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act of 1933, as amended (the “Securities Act”).  Investments in the Fund may be made only by “accredited investors,” as defined in Regulation D under the Securities Act, and “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.  The Fund may also, from time to time, issue a class of an unlimited number of preferred Shares of the Fund, no par value.

  Item 8.2

Investment Objective and Policies

The Fund’s objective is to seek to generate high total returns.  There can be no assurance that the Fund will achieve its objective.

Except as expressly noted otherwise herein, the Fund’s investment objective, policies and strategies may be changed without Investor approval.

The Fund pursues its investment objective by investing in a portfolio comprised of collateralized debt obligations (“CDOs”) and other structured credit investments. CDOs involve special purpose investment vehicles formed to acquire and manage a pool of loans, bonds and/or other fixed income assets of various types. The CDO funds its investments by issuing several classes of securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CDO.  In addition to CDOs, the Fund’s investments may include fixed income securities, loan participations, credit-linked notes, medium term notes, registered and unregistered investment companies or pooled investment vehicles, and derivative instruments, such as credit default swaps and total return swaps (collectively with CDOs, “Structured Credit Investments”).  Structured Credit Investments that are themselves pooled investment vehicles are managed by third party managers (“Structured Credit Managers”).  Issuers of Structured Credit Investments may by both domestic and foreign.

The Fund offers investors the following potential advantages:

•                  Diversification through the spreading of risk across a number of Structured Credit Investments, collateral types underlying the Structured Credit Investments, and Structured Credit Managers;

•                  Professional selection and evaluation of Structured Credit Investments and the Structured Credit Managers;

•                  Economies of scale in the form of optimal price execution and investment sourcing since Structured Credit Investments generally require a minimum investment size that is higher than most individual investors would be willing or able to commit;

•                  Limited liability; and

•                  Administrative convenience.

The Fund primarily invests in equity and mezzanine debt securities of CDOs, which may be rated as investment grade or below investment grade (“high yield”).  The securities issued by a CDO are tranched into rated and unrated classes. The rating of each class is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the CDO. The senior notes issued by a CDO are typically rated “AAA” to “AA,” and have the highest priority claim on cash flows.  The mezzanine debt classes issued by a CDO are typically rated “A” to “B” and have a claim on the cash flows subordinate to that of the senior notes.  Since most of a CDO’s debt is highly rated, it can raise the majority of its capital at a low cost in the debt markets relative to the yield earned on the underlying collateral purchased.  The most junior tranche of a CDO, called CDO equity, is generally unrated.  CDO equity investors receive payment from any residual interest proceeds or principal proceeds generated by the underlying collateral after payments of expenses and debt service with respect to the more senior tranches in the CDO’s structure.  CDO equity can be considered a levered investment in the underlying collateral because the amount of the investment is significantly below the principal value of the CDO equity’s pro rata portion of the underlying collateral.  However, due to its subordinated nature, CDO equity is the first tranche to absorb trading losses and defaults in the underlying collateral.  Therefore, while the levered nature of CDO equity increases the cash flow that may be available for distribution, it also increases the exposure to trading losses and defaults, and accordingly, causes returns to be more volatile.  Payments on CDO equity may be deferred or eliminated depending on the amount of cash flow generated by the collateral.

CDOs may focus on different types of underlying collateral, depending upon, among other things, market conditions and the relative attractiveness of the opportunities they present for arbitrage, (i.e., the difference between the yield on the collateral owned by a CDO and the funding cost of the debt issued by that CDO to help fund the purchase of the underlying collateral, at any point in time).  Collateral held by a CDO may include loans to U.S. or foreign-domiciled companies, high yield bonds, investment grade bonds, mezzanine securities, CDO debt, hedge funds, asset-backed securities, commercial real estate, trust preferred securities, synthetic securities, distressed debt, convertible debt, emerging markets securities or other fixed income assets.

Except as otherwise stated in this Prospectus or in the Partnership Agreement, the investment objectives, policies and restrictions of the Fund are not fundamental and may be changed by the Fund’s Board of Directors (the “Board”).  The Fund generally intends to provide prompt notice to Investors of any material change to the investment objectives, policies and restrictions of the Fund.  However, the Fund reserves the right not to do so where the Board determines that doing so would not be in the best interests of the Fund, for instance due to unusual or rapidly changing market conditions.  In any event, it is possible that Investors will not be able to exit the Fund before changes take effect.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Investment Process

A description of certain aspects of the current investment process can be found below; however, the investment process is flexible and will evolve on an ongoing basis and may diverge from this description in the future.

The investment process can be divided into five parts: Investment Sourcing, Manager Selection, Deal Analysis, Portfolio Construction, and Monitoring.

Investment Sourcing

Structured Credit Investments are sourced from both sell-side underwriters and the Structured Credit Managers or other parties associated with Structured Credit Investments.  The Adviser has well-established relationships with the largest underwriters of structured finance securities, who, either verbally or electronically, provide the Adviser with a pipeline of upcoming offerings.  Underwriters are useful for introducing the Adviser to first-time or less well known Structured Credit Managers.  The Adviser also has established relationships with a broad universe of Structured Credit Managers either through past investments in structured finance investments or through the Adviser’s other asset management activities.  These managers have in the past notified the Adviser of upcoming offerings prior to the offering appearing on the underwriter’s pipelines.  A number of the more established managers will only allow access to their offerings to a select group of investors and these offerings, therefore, are not broadly offered to most investors.  The Fund’s investments will be sourced through both underwriters and Structured Credit Managers to ensure access to the widest opportunity set of available investments.

Structured Credit Manager Selection

The Adviser believes that a key factor in analyzing most Structured Credit Investments is an analysis of the Structured Credit Manager.  The skills required to manage or select a portfolio of collateral within a structured framework are critical to the performance of an investment.  Structured Credit Managers must understand and be able to evaluate opportunities in the underlying collateral.  In addition, the manager must be able to understand, monitor and manage within the constraints imposed by the structure.  The following are examples of the types of factors the Adviser may consider in assessing Structured Credit Managers:

•                   A proven track record of managing or selecting the underlying collateral asset classes.

•                   An understanding of managing assets within the constraints and limitations of a Structured Credit Investment.

•                   Proven ability to receive favorable collateral allocations in the new issue market.

•                   Co-investment by the Structured Credit Manager in the Structured Credit Investment, when appropriate.

•                   A strong culture of disciplined, fundamental credit analysis.

•                   Investment professionals with broad depth and experience.

•                   Low turnover of key investment personnel.

•                   Experienced workout personnel.

•                   Robust administrative and support staff and systems.

•                   A direct relationship between the compensation of the portfolio management team and the performance of the Structured Credit Investment.

The Adviser will perform due diligence on all Structured Credit Managers considered for inclusion in the portfolio and will use its network of industry contacts to perform additional reference checks on the management teams of each manager.

Structural Analysis

There are significant structural nuances in Structured Credit Investments that need to be understood and evaluated.  These nuances can have a significant impact on the return performance of the various tranches.  In evaluating a proposed portfolio investment, the Adviser will:

•                   Analyze the performance of the investment across a wide variety of scenarios.

•                   Analyze the structure of the cash flows.

•                   Understand all of the uses of cash (structuring and placement fees, legal fees, rating agency fees) at the time of deal closing.

•                   Evaluate rating agency requirements and credit rating methodologies.

•                   Analyze the collateral in terms of position level concentration, credit quality distribution, industry diversification, and purchase price.

•                   Gain an understanding of the legal and tax implications of the transaction.

•                   Compare various collateral limitations, minimum over-collateralization levels, minimum interest coverage levels and reinvestment criteria with market conventions.

•                   Make recommendations concerning transaction structure to the underwriter in order to optimize the risk and return profile of each investment.

Portfolio Construction

The portfolio construction process is designed to structure the Fund’s portfolio in an attempt to meet its investment objective while staying in compliance with the Fund’s investment limitations.  The Fund’s portfolio managers will assess market opportunities and conditions to form projections of expected risk and return for each available strategy.  These projections are used to set target allocations.  The efficiency at which target allocations are satisfied is a function of the availability of new investments in the primary market as well as liquidity in the secondary market.

Monitoring

Portfolio monitoring occurs on an ongoing basis and includes routine contact with Structured Credit Managers and portfolio-level and security-level risk analysis.  Calls and visits to existing Structured Credit Managers occur on a frequent basis to review their investment strategies, their implementation of the investment strategies, and their valuation methodologies.

  Item 8.3

Risk Factors

The purchase of Shares in the Fund involves a number of significant risks relating to investments in Structured Credit Investments generally and to the structure and investment objective of the Fund in particular.  The value of an investment in the Fund will change with the values of the Fund’s investments.  Many factors can affect those values.  In addition to the risk factors described below, which are the principal risk factors relating to the Fund, prospective investors should also consider the risks described elsewhere in this registration statement and the Fund’s Limited Partnership Agreement (“Partnership Agreement”).

General Considerations

Lack of Operating History

The Fund has no operating history upon which investors can evaluate its past performance.  There can be no assurance that the Fund will achieve its investment objective.  Although the Adviser and its affiliates have managed other funds and are experienced in selecting Structured Credit Investments and Structured Credit Managers, the past performance of other investment funds managed by the Adviser or its affiliates should not be construed as an indication of the future performance of an investment in the Fund.

No Market for Shares; Illiquidity

Pursuant to the Partnership Agreement, Shares are not transferable without the prior written consent of the Board, which the Board may withhold in its sole discretion.  The Fund does not intend to list Shares for trading on any national securities exchange.  There is no secondary market for Shares, and none is expected to develop.

By subscribing for Shares, an Investor agrees to indemnify and hold harmless the Fund, the Board, the Administrator (as defined herein), the Adviser and each other Investor or any director, officer, partner, member, employee, agent, representative or affiliate of any of the foregoing from and against any and all loss, damage or liability due to or arising out of a transfer made by the Investor of such Investor’s Shares in violation of the Partnership Agreement or a misrepresentation made by such Investor in connection with any such transfer.

No Investor will have the right to require the Fund to redeem the Shares or to exchange the Investor’s Shares for interests in any other fund.  Liquidity will be provided only through repurchase offers made from time to time by the Fund in the complete discretion of the Board.  The first such repurchase offer is not expected to take place until at least two years after the Fund commences operation.  Further, Investors whose initial investment in the Fund was made less than two years prior to a repurchase offer must agree not to respond to such offer.  Even after the initial two year period, it is possible that there will be extended periods during which illiquidity in the underlying investments held by the Fund or other factors will cause the Board to elect not to conduct repurchase offers.  Such periods may coincide with periods of negative performance.  In addition, even in the event of a repurchase offer, it is possible that there will be an oversubscription to the repurchase offer, in which case an Investor may not be able to redeem the full amount that the Investor wishes to redeem.  An investment in the Fund is therefore suitable only for Investors who can bear the risks associated with the very limited liquidity of Shares and should be viewed as a long-term investment.

Limited Right to Vote and No Right to Participate in Management of the Fund

Investors will have no right or power to take part in the management or control of the Fund and will have extremely limited rights to vote on matters in respect of the Fund.  Investors will not receive the detailed financial information that is available to the Adviser.  Accordingly, no person should purchase Shares in the Fund unless such person is willing to entrust all aspects of the Fund’s management to the Board and the Adviser.

Reliance on Management

The Fund invests substantially all of its assets in a broad universe of Structured Credit Investments.  Investment decisions will be made for the Fund by the Adviser under the supervision of the Board.  The success of the Fund will depend on the ability of the Adviser to identify suitable investments.  There can be no assurance that the current personnel of the Adviser will continue to be associated with the Adviser for any length of time.  The loss of the services of one or more employees of the Adviser could have an adverse impact on the Fund’s ability to realize its investment objective.

Changes to Investment Objectives, Policies, and Restrictions

The investment objectives of the Fund are non-fundamental and may be changed by the Board.  Except as otherwise stated in this registration statement or in the Partnership Agreement, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board.  The Fund generally intends to provide prompt notice to Investors of any material change to the investment objectives, policies and restrictions of the Fund.  However, the Fund reserves the right not to do so where the Board determines that doing so would not be in the best interests of the Fund, for instance due to unusual or rapidly changing market conditions.  In any event, it is possible that Investors will not be able to exit the Fund before changes take effect.

Borrowings

The Fund may borrow on a short-term basis to facilitate cash management or to cover operating expenses.  If the Fund borrows to finance repurchases of its Shares, interest on that borrowing will negatively affect Investors who do not have all of their Shares repurchased by the Fund, by increasing the Fund’s expenses and reducing any net investment income.  In addition, to the extent that the Fund borrows funds, the rates at which it can borrow may affect the operating results of the Fund.

The Fund may leverage its investments in Structured Credit Investments.  Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well.  Any event that adversely affects the value of the Fund’s investments, either directly or indirectly, would be magnified to the extent that leverage is employed.  The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage would result in a loss that would be greater than if leverage were not employed.

Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act.  Borrowings by certain Structured Credit Investments will not be subject to this requirement.  See “Risk Factors—Investment Risks—Special Investment Instruments and Techniques—Leverage; Interest Rates; Margin.”

Investment Risks

Failure to Achieve Investment Objective

There can be no assurance that the Fund will achieve its investment objective.  The Adviser’s assessment of the short-term or long-term prospects of various Structured Credit Investments may not prove accurate.  No assurance can be given that any investment or trading strategy implemented by those Structured Credit Investments in which the Fund invests will be successful.  Furthermore, because of the speculative nature of the investments and trading strategies of certain of the Structured Credit Investments, there is a risk that the Fund may suffer a significant or complete loss of its invested capital in one or more

Structured Credit Investments, and that consequently Investors may suffer a significant or complete loss of their invested capital in the Fund.

General Economic and Market Conditions

The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances.  These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund and the Structured Credit Investments.  Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Highly Volatile Markets

The prices of derivative instruments, including swaps, futures and options, can be highly volatile.  Price movements of swaps, forward, futures and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges.  A suspension could render it impossible for the Adviser or the Structured Credit Manager to liquidate positions and could thereby expose the Fund to losses.

Strategy Risk

The Fund is subject to strategy risk.  Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all Structured Credit Managers in the strategy suffer significant losses).  Strategy specific losses can result from excessive concentration by Structured Credit Managers in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market).  Many of the strategies employed by the Structured Credit Managers are speculative and involve substantial risk of loss.

Risks of Securities Activities

All securities investing and trading activities involve the risk of loss of capital.  While the Adviser will attempt to manage these risks, there can be no assurance that the Fund’s investment activities will be successful or that Investors will not suffer losses.  The following discussion sets forth some of the more significant risks associated with the styles of investing of the Fund and the underlying Structured Credit Investments:

Investments in Collateralized Debt Obligations.  The CDO investments purchased by the Fund will generally represent the most junior part (and in some cases, may also represent one or more higher ranking tranches) of the capital structure of the CDO and will not be rated by any rating agency, or if rated, will be rated below investment grade. Consequently, the CDO investments will be subject to the greatest risk of loss, will be the first part of the capital structure of the CDO to incur losses and will be directly affected by any losses or delays in payment on the related collateral. The Fund will invest in CDOs that are managed by various managers, and in some CDOs with underlying collateral consisting of static pools selected by the related manager. The performance of any particular CDO will depend, among other things, on the level of defaults experienced on the related collateral, as well as the timing of such defaults and the timing and amount of any recoveries on such defaulted collateral and (except in the case of static pool CDOs) the impact of any trading of the related collateral.  There can be no assurances that any level of investment return will be achieved by Investors.  It is possible that the Fund’s investments in the CDOs will result in a loss on an aggregate basis (even if some investments do not suffer a loss) and therefore Investors could incur a loss on their investment.  Because the payments on the Fund’s CDO investments are subordinated to payments on the senior obligations of the respective CDO, the investments represent subordinated, leveraged investments in the underlying collateral.  Therefore, changes in the value of the Fund’s CDO investments are anticipated to be greater than the change in the market value of the underlying collateral, which themselves are subject to, among other things, credit, liquidity and interest rate risk.  Moreover, the Fund’s CDO investments will have different degrees of leverage based on the capital structure of the CDO. Investors should consider with particular care the risks of the leverage present in Fund’s investments because, although the use of leverage by a CDO creates an opportunity for substantial returns on the related investment, the subordination of such investment to the senior debt securities issued by that CDO increases substantially the likelihood that the Fund could lose its entire investment in such investment if the underlying collateral is adversely affected by, among other things, the occurrence of defaults.

Illiquid Investments.  The Fund and Structured Credit Managers may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and the Fund and collateral managers may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.  The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Loan Participations and Assignments.  The Fund and Structured Credit Managers may purchase loan participations and assignments. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member (“intermediary bank”).  In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Fund or the Structured Credit Investment derives its rights from the intermediary bank.  Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower.  In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank.  In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund or the Structured Credit Investment may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund or the Structured Credit Investment had purchased a direct obligation of such borrower.  Under the terms of a loan participation, the Fund and the Structured Credit Investment may be regarded as a creditor of the intermediary bank, (rather than of the underlying borrower), so that the Fund and the Structured Credit Investment may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties.  When the Fund or the Structured Credit Investment purchases assignments from lenders,

it will acquire direct rights against the borrower on the loan.  Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund and the Structured Credit Investment may differ from, and be more limited than, those held by the assigning lender.  Loan participations and assignments may be illiquid investments, which are subject to the risk described above.

Fixed-Income Securities.  The Fund and Structured Credit Managers may invest in fixed-income securities, which are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities:  bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities.  These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

The Fund and Structured Credit Managers may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality.  Non-investment grade debt securities (commonly referred to as “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Non-investment grade debt securities generally offer a higher yield than available from investment grade issues, but involve greater risk.  The returns of non-investment grade debt securities are also subject to:  (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity.  During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.  Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

Non-U.S. Investments.  It is expected that the Fund and the Structured Credit Investments may invest in securities of non-U.S. companies and foreign countries.  Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income (see Item 10.4); the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s and the Structured Credit Investments’ investment opportunities.  In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States.  Moreover, an issuer of securities may be domiciled or may operate in a country other than the country in whose currency the instrument is denominated, thereby increasing the possibility of an adverse impact from currency changes.  The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.  There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States.  In addition, unfavorable changes in foreign currency exchange rates may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets.  The Adviser and the Structured Credit Investment collateral managers may, but are not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

Special Investment Instruments and Techniques

The Fund and the Structured Credit Investments may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Fund and the Structured Credit Investments against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Fund’s and the Structured Credit Investments’ respective investment objective.  Certain of the special investment instruments and techniques that the Fund and the Structured Credit Investments may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.  Consistent with CFTC regulations, the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Derivatives.  Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment.  Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio.  Special risks may apply to instruments that are invested in by the Fund and the Structured Credit Investments in the future that cannot be determined at this time or until such instruments are developed or invested in by the Fund and the Structured Credit Investments.  Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, the risk of lack of correlation, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Hedging Transactions.  The Adviser and Structured Credit Managers may, but are not obligated to, utilize a variety of financial instruments, such as derivatives, options, credit default swaps, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the relevant markets and market interest rates and other events.  Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase.  It may not be possible for the Adviser and Structured Credit Managers to hedge against a change or event at a price sufficient to protect the Fund’s or a Structured Credit Investment’s assets from the decline in value of the portfolio positions anticipated as a result of such change.  In addition, it may not be possible to hedge against certain changes or events at all.  While the Adviser and Structured Credit Managers may enter into such transactions to seek to reduce particular risks, unintended or unexpected events may result in a poorer overall performance for the Fund than if the Adviser or the Structured Credit Managers had not engaged in any such hedging transaction.  In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary.  Moreover, for a variety of reasons, the Adviser and the Structured Credit Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.  Such imperfect correlation may prevent the Adviser and the Structured Credit Managers from achieving the intended hedge or expose the Fund or the Structured Credit Investments to additional risk of loss.  Although the Adviser and the Structured Credit Managers may have the flexibility to engage in these transactions, they may choose not to do so.

Options and Futures.  The Fund or a Structured Credit Manager may utilize options contracts, futures contracts, and options on futures contracts.  It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, the Fund’s or Structured Credit Investment’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, the Fund or Structured Credit Investment may have difficulty closing out its position.  Over-the-counter options purchased and sold by the Fund or Structured Credit Investments also may include options on baskets of specific securities.

The Fund or a Structured Credit Investment may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option is a call option with respect to which the Fund or a Structured Credit Investment owns the underlying security.  The sale of such an option exposes the Fund or Structured Credit Investment, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s or a Structured Credit Investment’s books or with the Fund’s or Structured Credit Investment’s custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken.  The sale of such an option exposes the Fund or a Structured Credit Investment during the term of the option to a decline in price of the underlying security while depriving the Fund or Structured Credit Investment of the opportunity to invest the segregated assets.

The Fund or a Structured Credit Investment may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Fund or a Structured Credit Investment will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Fund or a Structured Credit Investment would ordinarily make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased, although the Fund or Structured Credit Investment would be entitled to exercise the option should it deem it advantageous to do so.

The Fund or a Structured Credit Investment may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits the Fund or a Structured Credit Investment might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund or a Structured Credit Investment could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Fund or a Structured Credit Investment that could adversely affect the value of the Fund’s net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund or a Structured Credit Investment to substantial losses, which may result in losses to the Fund.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile.  Price movements of forward contracts, futures contracts, and other derivative contracts in which the Fund or a Structured Credit Investment may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those for currencies and interest rate related futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  The Fund or a Structured Credit Investment also is subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

An interest rate future obligates the Fund or a Structured Credit Investment to purchase or sell an amount of a specific debt security at a future date at a specific price.  A currency future obligates the Fund or a Structured Credit Investment to purchase or sell an amount of a specific currency at a future date at a specific price.

Swaps.  The Fund or a Structured Credit Investment may enter into interest rate, index, currency rate, credit default and total return swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund or a Structured Credit Investment had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return)

earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest Rate Swaps.  The Fund or a Structured Credit Investment may enter into interest rate swaps.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps.  The Fund or a Structured Credit Investment may enter into currency swaps for both hedging and non-hedging purposes.  Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies.  Since currency swaps are individually negotiated, the Fund or a Structured Credit Investment would expect to achieve an acceptable degree of correlation between its portfolio investments and their currency swap positions.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  The use of currency swaps is a highly specialized activity which involves special investment techniques and risks.  If the Adviser or a Structured Credit Manager is incorrect in its forecasts of market values and currency exchange rates, the Fund’s or the Structured Credit Investment’s performance will be adversely affected.  If there is a default by the other party to such a transaction, the Fund or a Structured Credit Investment will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps.  The Fund or a Structured Credit Investment may invest in total return swaps with appropriate counterparties.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.  For example, if the Fund or a Structured Credit Investment wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Certain swap agreements into which the Fund or a Structured Credit Investment enters may require the calculation of the obligations of the parties to the agreements on a “net basis.”  Consequently, the Fund’s or a Structured Credit Investment’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund or a Structured Credit Investment is contractually obligated to make.  If the other party to a swap defaults, the Fund’s or the Structured Credit Investment’s risk of loss consists of the net amount of payments that the Fund or the Structured Credit Investment contractually is entitled to receive.

Credit Default Swaps.  The Fund or a Structured Credit Investment may enter into credit default swaps, as a buyer or a seller. A credit default swap is designed to transfer the credit exposure of a fixed income security between parties.  The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default with respect to the referenced instrument has occurred. If an event of default occurs with respect to the referenced instrument, the seller must pay the buyer the full notional value (“par value”) of the referenced instrument in exchange for the referenced instrument.  If the Fund or a Structured Credit Investment is a buyer and no event of default occurs, the Fund or the Structured Credit Investment will have made a stream of payments to the seller without having benefited from the default protection it purchased.  However, if an event of default occurs, the Fund or a Structured Credit Investment, as buyer, will receive the full notional value of the referenced instrument that may have little or no value following default.  As a seller, the Fund or a Structured Credit Investment receives a fixed rate of income throughout the term of the contract, provided there is no default.  If an event of default occurs, the Fund or a Structured Credit Investment would be obligated to pay the notional value of the referenced instrument in return for the receipt of the referenced instrument.  The value of the referenced instrument received by the Fund or a Structured Credit Investment, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund or a Structured Credit Investment.  Credit default swaps involve different risks than if the Fund or a Structured Credit Investment invests in the referenced instrument directly.

Counterparty Credit Risk.  Many of the markets in which the Fund and the Structured Credit Investments effect their transactions are “over-the-counter” or “inter-dealer” markets.  The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets.  To the extent the Fund or a Structured Credit Investment invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes the Fund and the Structured Credit Investments to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund and the Structured Credit Investments to suffer a loss.  Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund or the Structured Credit Investment has concentrated its transactions with a single or small group of counterparties.  Some Structured Credit Investments are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty.  The ability of the Fund and the Structured Credit Investments to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Leverage; Interest Rates; Margin.  The Fund and certain Structured Credit Investments are permitted to borrow money and otherwise leverage their portfolios.  The Fund and certain Structured Credit Investments may also “leverage” by using options, swaps, forwards and other derivative instruments.  Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well.  Any event that adversely affects the value of an investment, either directly or indirectly, by the Fund or a Structured Credit Investment would be magnified to the extent that leverage is employed.  The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage would result in a loss that would be greater than if leverage were not employed.  Because of the relatively small intrinsic profits in “hedge” positions or in “arbitrage” positions, the Fund and some Structured Credit Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives.  Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.  In addition, to the extent that the Fund and the Structured Credit Investments borrow funds, the rates at which they can borrow may affect the operating results of the Fund.  Borrowings by the Fund will be subject in aggregate to a 300% asset coverage requirement under the 1940 Act; however, borrowings by some Structured Credit Investments are not subject to this requirement.

In general, the anticipated use of short-term margin borrowings by some Structured Credit Investments results in certain additional risks.  For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund or the Structured Credit Investments have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Structured Credit Investment could be subject to a “margin call,” pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of a Structured Credit Investment, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.  For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.  See “Risk Factors—General Considerations—Borrowings” for information concerning borrowing by the Fund and the Structured Credit Investments.

Money Market Instruments.  The Fund may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Fund’s Adviser deems appropriate under the circumstances.  The Fund also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements.  Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities.  This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

Distressed Credits.  A Structured Credit Manager may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings.  Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses.  Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers.  Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the power of the Bankruptcy Court to disallow, reduce, subordinate, or disenfranchise particular claims.  The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Structured Credit Investment of the security in respect to which such distribution was made.

Lack of Operating History of Certain Structured Credit Investments

Certain Structured Credit Investments in which the Fund invests may be newly formed entities that have no operating histories.  Therefore, the Adviser will not be able to evaluate the past performance of such investment.

Limitations of Prior Performance

Whenever possible, the Adviser will evaluate the past investment performance of Structured Credit Managers and their personnel.  However, this past investment performance may not be indicative of the future results of an investment in the Structured Credit Investment managed by such manager.  Furthermore, Structured Credit Managers trading methods are dynamic and change over time, thus a manager will not always use the same trading method in the future that was used to compile past performance histories.

Reliance on the Adviser

The Fund’s investment program should be evaluated on the basis that there can be no assurance that the Adviser’s assessments of Structured Credit Investments and Structured Credit Managers, and, in turn, its assessments of the short-term or long-term prospects of investments, will prove accurate.  Thus, the Fund may not achieve its investment objective and the Fund’s net asset value may decrease.

Concentration of Investments

The Fund invests substantially all of its assets in Structured Credit Investments.  However, various factors, including prevailing market conditions, available investment opportunities, the amount of investable assets, and the timing of investments, may prevent the Adviser from investing the Fund’s assets in as many Structured Credit Investments as the Adviser might otherwise prefer.

Also, the Adviser cannot guarantee that the Structured Credit Investments will not be concentrated.  Structured Credit Investments may target or concentrate their investments in particular markets, sectors, or industries.  As a result of any such concentration of investments, the portfolios of such Structured Credit Investments are subject to greater volatility than if they had non-concentrated portfolios.  Those Structured Credit Investments that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.

The Fund may also be subject to the risk of concentration from individual investment decisions made by the Adviser and the various Structured Credit Managers to invest in the same security, industry or sector, thereby increasing the Fund’s exposure to such security, industry or sector.

For these and other reasons, the Fund could potentially be concentrated in relatively few Structured Credit Investments, and thus the benefits of diversification may not be realized.  One risk of having a limited number of investments is that the aggregate returns realized by the Investors may be substantially adversely affected by the unfavorable performance of a small number of such investments.  The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that does not concentrate its investments to the same extent.

Lack of Control Over Structured Credit Investments

The Fund may have no right or power to take part in the management or control of Structured Credit Investments and only limited rights, if any, to vote on matters in respect of Structured Credit Investments.  To the extent the Fund’s holdings in a Structured Credit Investment afford it no ability to vote on matters relating to the Structured Credit Investment, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Structured Credit Investment.  Structured Credit Investments may be permitted to distribute securities in kind to investors, including the Fund, and any such securities may be illiquid or difficult to value.  In such circumstances, the Adviser may seek to dispose of these securities in a manner that is in the best interests of the Fund; however, Investors may receive in-kind distributions of such securities in connection with the repurchase of Shares by the Fund or the liquidation of the Fund or otherwise.

Financing Arrangements

As a general matter, the banks and dealers that provide financing to some Structured Credit Investments have considerable discretion in setting and changing their margin, haircut, financing, and collateral valuation policies.  Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices.  There can be no assurance that any particular Structured Credit Investment will be able to secure or maintain adequate financing, without which an investment in such Structured Credit Investment may not be a viable investment.

Special Risks of Multi-Tiered Investments

Structured Credit Investments in which the Fund invests generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act with respect to its investments in Structured Credit Investments.  For example, registered investment companies are subject to various custody and safekeeping provisions designed to protect the companies’ assets.  Structured Credit Investments are not subject to these provisions and may be subject to a greater risk of loss associated with a failed custody relationship, including as a result of misconduct by a Structured Credit Manager.  When the Adviser invests the Fund’s assets with a Structured Credit Investment, the Fund does not have custody of the assets or control over their investment.  Therefore, there is a risk that the Structured Credit Manager could divert or abscond with the assets, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct.  The Structured Credit Managers with whom the Adviser invests the Fund’s assets may be private and have not registered their securities or investment advisory operations under federal or state securities laws.  This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Structured Credit Managers.

Although the Adviser expects to receive detailed information from each Structured Credit Manager regarding its investment performance and investment strategy on a regular basis, the Adviser may have limited access to the specific underlying holdings of the Structured Credit Investment and little ability to independently verify the information that is provided by the Structured Credit Manager.  A Structured Credit Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  At any given time, the Adviser may not know the composition of a Structured Credit Investment’s portfolio with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets or collateral types.  In addition, the Adviser may not learn of significant structural changes, such as personnel, manager withdrawals or capital growth, until after the fact.

By investing in Structured Credit Investments indirectly through the Fund, Investors bear fees at both the Fund level and the Structured Credit Investment level.  Performance-based fees at the Structured Credit Investment level may create an incentive for a Structured Credit Manager to make investments that are riskier or more speculative than if the Structured Credit Manager had no such interest, because the Structured Credit Manager will not bear an analogous portion of depreciation in the value of the relevant Structured Credit Investment’s assets if the value of the Structured Credit Investment declines.

Investors also bear a proportionate share of the other operating expenses of the Fund (including administrative expenses) and, indirectly, similar expenses of the Structured Credit Investments.  An Investor who meets the conditions imposed by the Structured Credit Investments, including investment minimums that may be considerably higher than the minimum imposed by the Fund, could invest directly with the Structured Credit Investments and avoid paying Fund expenses.

Investment decisions of Structured Credit Managers are made independently of each other.  As a result, at any particular time, one Structured Credit Manager may be purchasing securities of an issuer for a Structured Credit Investment whose securities are being sold by another Structured Credit Manager for another Structured Credit Investment.  In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Since the Fund may be able to make investments in or effect withdrawals from Structured Credit Investments only at certain times, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market or other more liquid securities than it otherwise might wish to invest, the Fund may not be able to withdraw its investment in a Structured Credit Investment promptly after it has made a decision to do so, and the Fund may have to borrow money to enable the Fund to tender for Shares.  This may adversely affect the Fund’s investment return.

Structured Credit Investments may be permitted to redeem their interests in-kind.  Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Structured Credit Investment, the Fund may receive securities that are illiquid or difficult to value.  In these circumstances, the Fund may seek to dispose of these securities in an appropriate manner.

The Fund may agree to indemnify certain of the Structured Credit Investments and Structured Credit Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

The Structured Credit Investments may, at any time and without notice to the Fund, change their investment objectives, policies or strategies.  This may adversely affect the Fund’s allocation among investment strategies and may adversely affect the Fund’s overall risk.

Valuations by Structured Credit Investment Managers

With respect to certain Structured Credit Investments, in particular private investment partnerships for which there is no trading market, the value of the Fund’s investment may be determined in accordance with valuation information provided by the Structured Credit Manager.  In such cases, Structured Credit Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Structured Credit Investment, and authorization to assign a value to such assets which differs from the market prices or quotations for such assets.  As a result, pricing information available to the Fund from such Structured Credit Investments and used by the Fund for valuation purposes may not reflect market prices or quotations for the underlying assets held by such Structured Credit Investment.  Certain securities in which such Structured Credit Investments invest may not have readily ascertainable market prices.  These securities may nevertheless generally be valued by Structured Credit Managers, even though they will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the managers.

Neither the Adviser nor the Board will be able to confirm independently the accuracy of the valuations provided by certain of the Structured Credit Managers.  Furthermore, these valuations will typically be estimates only, subject to revision based on the Structured Credit Investment’s annual audit.  Such revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the revision, will not affect the amount received from the Fund by Investors who tendered their Shares and received all of their redemption proceeds prior to such adjustments.  As a result, to the extent that such subsequently adjusted valuations from the Structured Credit Managers or revisions to net asset value of a Structured Credit Investment adversely affect the net asset value of the Fund, the outstanding Shares will be adversely affected by prior tenders to the benefit of Investors who tendered their Shares at a net asset value higher than the adjusted amount.  Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Investors who previously tendered their Shares at a net asset value lower than the adjusted amount.  The same principles apply to the purchase of Shares.  New investors may be affected in a similar way.  Revisions to the gain and loss calculations of the Fund will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of the Fund are completed.

Short-Term and Defensive Investments

The Fund will invest its cash reserves in high quality short-term investments.  These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers.  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash.  This could prevent the Fund from achieving its investment objective.

Certain Tax Risks

There are a number of tax considerations with respect to an investment in the Fund.  Investors should be aware that they will be taxed annually on their allocable shares of Fund income and realized gains, if any, whether or not they receive any cash distributions.

Under current law, for taxable years beginning on or before December 31, 2010, the highest long-term capital gains rate applicable to individuals will be 15%.  However, the Fund and certain of the Structured Credit Investments may engage in investment strategies that generate substantial amounts of short-term capital gain and ordinary income that, for individual taxpayers, will be taxable at rates that are up to twenty percentage points higher than the more favorable long-term capital gains rate.

In addition, an Investor’s share of certain losses and expenses of the Fund may be subject to limitations.  In particular, U.S. tax regulations prohibit the deduction through partnerships of amounts which would not be deductible if paid by an individual.  These limitations may apply to certain fees and expenses of the Fund.  Such fees and expenses will be separately reported to Investors and, in the case of individuals and certain trusts and estates, generally will be deductible only to the extent that such Investor’s aggregate miscellaneous itemized deductions for the year exceed 2% of their adjusted gross income.  See Item 10.4.

Conflicts of Interest

Other Activities of the Adviser.  There may be numerous potential conflicts of interest between the Adviser or its affiliates (referred to collectively in this section as the “Management Parties”) on the one hand, and the Fund on the other hand, and between the Fund and other investment pools and clients managed by the Management Parties, including but not limited to their own accounts and the accounts of family members (“Other Accounts”).  Certain investment opportunities may be appropriate for the Fund and the Management Parties and for such Other Accounts.  The Management Parties are not obligated to share any investment opportunity with the Fund, although it and those Other Accounts may invest in the opportunity.  There may be circumstances under which the Management Parties will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets they commit to such investment.  Under some circumstances, if the Management Parties or Other Accounts have significant investments in an investment opportunity, regulation may restrict the Fund’s ability to participate in the investment opportunity.  There also may be circumstances under which the Management Parties purchase or sell an investment for their Other Accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for one or more Other Accounts.  The Management Parties may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such Other Accounts on terms that are more favorable to them than the terms on which they manage the Fund.  In addition, the Management Parties may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are more favorable to the Management

Parties than the fees charged to the Investors, thereby creating a financial incentive to favor such Other Accounts.

Further, the Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser.  This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines.

Subject to applicable regulatory limitations, the Fund may sell any of its investments to the Management Parties or a client of the Management Parties, and the Fund may purchase an investment made by the Management Parties or any such client.  In addition, to the extent permitted by applicable law, the Management Parties, in their sole discretion, may from time to time take an active management role in one or more companies in which the Fund invests, directly or indirectly through the Structured Credit Investments, which may give rise to additional conflicts of interest.  The Fund may invest in companies or other entities in which the Management Parties (including other clients of the Management Parties) have an investment, and the Management Parties and other clients of the Management Parties may invest in companies or other entities in which the Fund has made an investment.

In certain instances the conflicts described in this section (or the resolution thereof) may have an adverse impact on the Fund and its ability to achieve its investment objective.  Investors will have no right to be informed of such conflicts as they arise or to participate in the resolution of such conflicts.

Other Activities of Structured Credit Managers.  Conflicts of interest may arise from the fact that the Structured Credit Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest.  The Structured Credit Managers may have financial incentives to favor certain of such accounts over the Structured Credit Investment.  Any of their proprietary accounts and other customer accounts may compete with the Structured Credit Investment for specific trades, or may hold positions opposite to positions maintained on behalf of the Structured Credit Investment.  The Structured Credit Manager may give advice and recommend securities to, or buy or sell securities for, a Structured Credit Investment in which the Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.  Structured Credit Managers and their principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and as a result may have actual or potential conflicts of interest with respect to investments made on behalf of the relevant Structured Credit Investment.  Positions may be taken by principals, officers, employees, and affiliates of a Structured Credit Manager that are the same, different, or made at a different time than positions taken for the relevant Structured Credit Investment.  Structured Credit Managers may invest, directly or indirectly, in the securities of companies affiliated with the Management Parties or in which the Management Parties have an equity or participation interest.  The purchase, holding, and sale of such investments by a Structured Credit Manager may enhance the profitability of the Management Parties’ own investments in such companies.

Conflict in Valuation of Investments.  While pricing information generally is available for certain securities in which the Fund or a Structured Credit Investment may invest, pricing information for other securities in which the Fund or the Structured Credit Investments may invest may not be available, and reliable pricing information may at times not be available from any source.  For purposes of calculating the Fund’s net capital appreciation or depreciation (which includes unrealized appreciation and depreciation), valuation decisions will be made by the Adviser in accordance with procedures approved by the Board based upon such information as is available to them, including information provided by Structured Credit Managers and other sources.

Conflicting Interests of Investors

The Fund is likely to have a diverse range of Investors that may have conflicting interests that stem from differences in investment preferences, tax status and regulatory status.  The Adviser will consider the objectives of the Fund when making decisions with respect to the selection, structuring and sale of securities, including Structured Credit Investments.  It is inevitable, however, that such decisions may be more beneficial for one investor than for another investor.

As stated above, the Adviser may enter into incentive fee arrangements with one or more investors in the Offshore Feeder Fund. This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each of its accounts based on such account’s investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

These activities and conflicts of interest are explicitly acknowledged and consented to by each investor as a necessary condition to such investor’s admission to the Fund.

Limits of Risk Disclosures

The above discussion covers key risks associated with an investment in the Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in such an investment.  Prospective investors should read this entire registration statement and the Partnership Agreement and consult with their own advisers before deciding whether to invest in the Fund.  An investment in the Fund should only be made by investors who understand the nature of the investment, do not require liquidity in the investment and can bear the economic risk of the investment.

Item 8.4

Not Applicable.

Item 8.5

Not Applicable.

Item 8.6

Not Applicable.

Item 9.  Management

Item 9.1

Board of Directors

The Fund has a board of directors, currently consisting of Nina Lesavoy, Robert A. Nesher, George Sullivan, and James M. Williams, which supervises the conduct of the Fund’s affairs.  A majority of the Board is comprised of persons who are not “interested persons” (as defined in the 1940 Act) of the Fund.  Each of the directors has substantial experience in issues relating to investment companies such as the Fund.  The Fund’s directors and officers are subject to removal or replacement in accordance with Delaware law and the Fund’s Partnership Agreement.

The Adviser

SEI Investments Management Corporation, an investment adviser registered under the Investment Advisers Act of 1940, as amended, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Fund.  The Adviser is responsible for the day-to-day investment management of all of the Fund’s assets.

The Adviser, a Delaware corporation, is a wholly-owned subsidiary of SEI Investments Company, a financial services company (“SEI Investments”).  SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies.  The Adviser and its affiliates serve as an adviser to more than 8 investment companies, including more than 75 funds. As of April 30, 2007, the Adviser had approximately $87.2 billion in assets under management.

The Fund will not pay the Adviser an advisory fee.  The Fund offers shares only to Eligible Investors that have signed an investment management agreement with the Adviser.  Investors will be responsible for paying the fees of the Adviser directly under their individual investment management agreement with the Adviser. Each agreement sets forth the fees to be paid to the Adviser, which are ordinarily expressed as a percentage of the Investor’s assets managed by the Adviser.  This fee, which is negotiated between the investor and the Adviser, may include a performance-based fee and/or a fixed-dollar fee for certain specified services.   A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement between the Adviser and the Fund will be available in the Fund’s December 31, 2007 annual report, which will cover the period from the Fund’s commencement of operations through December 31, 2007.

The Investment Advisory Agreement between the Adviser and the Fund provides that the Adviser shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as adviser in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.  The Investment Advisory Agreement will remain in effect for two years from its execution, and for periods of one year thereafter, so long as the continuance is approved by the vote of a majority of the directors who are not “interested persons” of the Fund and by the directors or a vote of a “majority of the outstanding voting securities” of the Fund, as such phrase is defined in the 1940 Act (a “Majority Vote”).  A Majority Vote of Investors means the vote, at the annual or a special meeting of Investors duly called, of the lesser of: (i) 67% or more, measured by capital account balances, of the Investors present, provided that the Investors present represent more than 50% of the aggregate capital account balances in the Fund; and (ii) more than 50%, measured by capital account balances, of the Investors.  The Investment Advisory Agreement may be terminated at any time, with 30 to 60 days written notice to the Adviser, by a vote of a majority of the directors or by a Majority Vote.  The Adviser may terminate the Investment Advisory Agreement on 90 days written notice.  The Investment Advisory Agreement automatically terminates in the event of an assignment.

Portfolio Managers

James F. Smigiel

Managing Director, Global Fixed Income

Mr. Smigiel is the Global Head of Fixed Income for the Adviser.  Mr. Smigiel leads a global team of 20 investment professionals dedicated to the research, development, implementation and on-going oversight of a broad suite of fixed income strategies.  Mr. Smigiel previously oversaw SEI’s domestic Fixed Income Funds and was responsible for strategy development as well as manager evaluation and selection.  Prior to joining SEI, Mr. Smigiel served as Portfolio Manager and Senior Investment Officer at PNC Advisors/BlackRock Financial Management where he managed institutional fixed income portfolios.  He holds a B.S. degree in Economics from Drexel University.

Gregory A. Soeder, CFA

Senior Portfolio Manager, Global High Yield

Mr. Soeder joined SEI in 1997 and currently serves as one of two senior portfolio managers on the Global High Yield Team.  His duties include strategy development and enhancement, manager analysis and selection and investment research across the Global High Yield capital markets.  Mr. Soeder spearheaded the development of SEI’s structured credit capabilities and currently serves as co-portfolio manager focusing on security selection and portfolio construction.  Mr. Soeder received an MBA with a concentration in Finance from St. Joseph’s University and a BS in Finance from Shippensburg University.   Mr. Soeder holds the Chartered Financial Analyst designation and is a member of the Philadelphia Financial Analysts Society.

David S. Aniloff, CFA

Senior Portfolio Manager, Global High Yield

Mr. Aniloff joined SEI in 2000 and currently serves as one of two senior portfolio managers on the Global High Yield Team.  Mr. Aniloff was a key developer of SEI’s structured credit solutions and currently serves as co-portfolio manager with responsibility for security selection and portfolio construction.  In addition, Mr. Aniloff has been integral in the development and implementation of SEI’s proprietary structured credit monitoring technology.  Mr. Aniloff also provides expertise and support for SEI’s suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management.  Mr. Aniloff received an MBA with a concentration in Finance from Villanova University and a BS in Finance from Pennsylvania State University.  Mr. Aniloff holds the Chartered Financial Analyst designation and is a member of the Philadelphia Financial Analysts Society.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

Other Service Providers

The Administrator

SEI Global Services, Inc. (the “Administrator”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s administrator.  The Administrator is a wholly owned subsidiary of SEI

Investments.  The Administrator provides certain administrative, accounting and investor services to the Fund.  Pursuant to the terms of an Administration Agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, under the ultimate supervision of the Board, for providing all administrative services required in connection with the Fund’s operations, including: (a) computing and publishing the net asset value of the Fund (including in connection with subscriptions and repurchases); (b) maintaining the register of investors and entering on such all issues, transfers, and repurchases of Shares in the Fund; (c) managing the repurchase offer process; and (d) performing such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and the Administrator.  The services to be performed by the Administrator may be completed by one or more of its affiliated companies.  The Fund pays the Administrator a fee equal to 0.15% (on an annualized basis) of the Fund’s net asset value, or, if higher, a minimum annual fee of $150,000, which is accrued monthly based on month-end net assets and is paid monthly, and reimburses the Administrator for certain out-of-pocket expenses.

The Administration Agreement provides that the Administrator shall not be liable to the Fund for, and shall be indemnified by the Fund against, any acts or omissions in the performance of its services in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

The Custodian

Brown Brothers Harriman & Co. (the “Custodian”), located at 40 Water Street, Boston, Massachusetts, serves as the custodian of the Fund’s assets pursuant to a Custodian Agreement between the Fund and the Custodian (the “Custodian Agreement”).  The Custodian is compensated by the Fund for its services rendered under the Custodian Agreement, including: (a) opening and maintaining separate accounts in the Fund’s name; (b) making cash payments from the accounts for purposes set forth in the Custodian Agreement; (c) holding securities in accounts; (d) releasing and delivering or exchanging securities owned by the Fund as set forth in the Custodian Agreement; (e) collecting and receiving for the account of the Fund all income, property, and similar items; (f) settling purchased securities upon receipt; and (g) furnishing to the Fund periodic and special reports, statements, and other information.

The Fund will pay the Custodian a quarterly fee computed at an annualized rate of 0.15% of the Fund’s net assets, plus a $15 per transaction fee.  The Custodian Agreement provides that the Custodian shall not be liable to the Fund for, and shall be indemnified by the Fund against, any acts or omissions in the performance of its services in the absence of negligence, bad faith, willful misconduct or other breach of the Custodian Agreement by the Custodian.

The Placement Agent

SEI Investments Distribution Co. (the “Placement Agent”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s placement agent pursuant to a Placement Agent Agreement with the Fund (the “Placement Agent Agreement”).  The Placement Agent is a wholly owned subsidiary of SEI Investments.  It is not anticipated that the Placement Agent will be compensated by the Fund for its services rendered under the Placement Agent Agreement.  The Placement Agent will not be liable to the Fund for, and will be indemnified by the Fund against, certain actions and omissions.

Other Expenses of the Fund

The Fund bears its own expenses, including, but not limited to, fees paid to the Administrator, the Custodian, brokerage, custody, transfer, registration, interest, finder’s fees, legal, accounting, audit, tax preparation, investment banking, research, indemnification, tax and other operational expenses, broker-

dealer expenses and extraordinary expenses.  The Fund also bears, indirectly, its pro rata share of expenses of the Structured Credit Investments.

Expense Limit

The Adviser has voluntarily agreed that certain expenses of the Fund, including custody fees and administrative fees, shall not in the aggregate exceed 0.50% per annum of the Fund’s net asset value, and the Adviser or its affiliates will waive Fund fees or reimburse Fund expenses to the extent necessary so that such 0.50% limit is not exceeded.  The following expenses of the Fund are specifically excluded from the expense limit: organizational expenses; extraordinary, non-recurring and certain other unusual expenses; taxes and fees; and expenses incurred indirectly by the Fund through its investments in Structured Credit Investments.  Organizational expenses are those associated with the organization of the Fund, including, but not limited to, costs in connection with the preparation and execution of the material contracts referred to herein; the preparation of the Fund’s organizational documents, the private placement memorandum and other regulatory documents; and all initial legal and printing costs.  The Adviser may discontinue all or part of this waiver at any time.

Item 9.2

Not Applicable.

Item 9.3

Not Applicable.

Item 10.  Capital Stock, Long-Term Debt, and Other Securities

Item 10.1

SUBSCRIPTION FOR SHARES

The Offering

The Fund, in the discretion of the Board, may sell Shares, at net asset value, to new investors and may allow existing investors to purchase additional Shares in the Fund on such days as are determined by the Board in its sole discretion.  It is currently the Fund’s intention to have an initial offering period for Shares and, thereafter, to allow limited purchases of Shares only during designated subscription periods as may be established by the Board or its designee (currently, the Adviser) and communicated to investors.  The Board or its designee (currently, the Adviser) will determine the amount of Shares offered to investors during a subscription period at its discretion.  During the established subscription periods, Shares may be purchased on a Business Day, or at such other times as the Board may determine, at the offering price (which is net asset value).  The Fund may discontinue its offering at any time.  The Board or its designee (currently, the Adviser) will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part. The Fund will determine the maximum aggregate dollar value of subscriptions that will be accepted from investors during a subscription period at its discretion.  In the event that the Fund receives subscriptions in excess of the specified maximum, the Board or its designee (currently, the Adviser) may determine in its discretion which subscriptions to accept.  The Fund may, but will not be obligated to, allocate subscriptions pro rata among the prospective investors.

Shares are being offered only to “Eligible Persons” as defined below.  The minimum initial investment in the Fund by an investor is $1,000,000.  Subsequent investments must be at least $250,000.  These minimums may be waived or modified by the Board from time to time for certain investors, including officers and employees of the Adviser and its affiliates.

Prospective investors who have an SEI client account may authorize the Adviser to transfer the intended subscription amount from such prospective investor’s SEI client account to the Fund upon the admission of such investors to the Fund.  For all other prospective investors, pending investment in the Fund, intended subscription amounts will be deposited in an escrow account maintained by the Custodian, as escrow agent for the benefit of Investors.  Funds held in the escrow account may be invested in high-quality, short-term investments, and any interest earned on the funds will be paid to Investors on the date Shares are issued.  The full subscription amount is payable in federal funds, which must be received by the Placement Agent not later than the third Business Day preceding the date as of which the Shares are to be issued.

Each prospective investor is required to complete and return the subscription documents, in which the investor must certify, among other things, that he or she is an “Eligible Person” and meets other requirements for investment.  In order for a subscription to be accepted, the Placement Agent generally must receive the executed subscription documents at least 10 Business Days prior to the date Shares are to be issued.

The Fund does not expect to commence investment operations until the Fund has received a minimum aggregate subscription amount for Shares, such amount to be determined in the Adviser’s sole discretion.

During the initial offering period, Shares will be issued at $100 per Share.  Thereafter, Shares may be purchased in such amount and at such times as determined in the sole discretion of the Board or its designee (currently, the Adviser).  After the initial offering period, Shares will be issued at the Fund’s net asset value per Share (rounded to the nearest hundredth of a Share).

Investors who subscribe for additional Shares will be required to qualify as Eligible Persons at the time of each additional subscription.  Accordingly, each additional purchase of Shares by an Investor shall constitute a (a) reaffirmation of all of the representations, warranties, understandings, acknowledgements and agreements in such Investor’s subscription agreement as if such subscription agreement was re-executed on the date of the additional purchase of Shares of the Fund, and (b) certification that all of the information in such Investor’s investor suitability questionnaire and subscription agreement remains accurate and complete as of the date of the additional purchase of Shares of the Fund.

Investor Eligibility

Shares in the Fund will be sold only to persons who qualify as: (i) “accredited investors,” as defined in Regulation D under the Securities Act; and (ii) “qualified clients,” as defined in Rule 205-3 under the Advisers Act.  In addition, in order to qualify, an investor must have entered into an investment management agreement with the Adviser. Such persons are referred to in this Registration Statement as “Eligible Persons.”  Qualifications that must be met in becoming an Investor are set out in the subscription agreement that must be completed by each prospective investor.  Any transferee of Shares must qualify as an Eligible Investor at the time of transfer.

Suitability of Investment

An investment in the Fund involves a considerable amount of risk.  It is possible that an Investor may lose some or all of his or her investment.  Before making an investment decision, a prospective investor should consider, among other things:  (i) the suitability of the investment with respect to such investor’s investment objectives and personal situation; and (ii) other factors, including such investor’s personal net worth, income, age, risk tolerance, tax situation and liquidity needs.  Prospective investors should be aware of how the Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Arrangements

The Fund is sold only to clients of the Adviser that have an investment management agreement with the Adviser, and which pay the Adviser investment management fees pursuant to that agreement.  The Placement Agent acts as the distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Placement Agent Agreement.  Shares may be purchased through the Placement Agent during designated subscription periods established by the Fund.

Neither the Placement Agent nor any other broker-dealer is obligated to buy from the Fund any of the Shares.  The Placement Agent does not intend to make a market in the Shares.  To the extent consistent with applicable law, the Fund has agreed to indemnify the Placement Agent against certain liabilities under the Securities Act.

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

The Fund is a closed-end investment company, and therefore no Investor will have the right to require the Fund to redeem its Shares.  No public market for Shares exists, and none is expected to develop in the future.  Consequently, Investors generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

Repurchase Procedures

The Fund from time to time may offer to repurchase outstanding Shares pursuant to written tenders by Investors.  Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion.  In determining whether the Fund should repurchase Shares from Investors pursuant to written tenders, the Board will consider the recommendations of the Adviser.  The Fund does not intend to conduct any repurchase offers until two years after the commencement of the Fund’s operation.  After the initial two year period, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares four times each year, as of the last Business Day of March, June, September and December.  However, Investors will not be permitted to tender for repurchase Shares that were acquired less than two years prior to the effective date of the proposed repurchase.

The Board will consider the following factors, among others, in making its determination to repurchase Shares:

•                  whether any Investors have requested to tender Shares to the Fund;

•                  the liquidity of the Fund’s assets;

•                  the investment plans and working capital requirements of the Fund;

•                  the relative economies of scale with respect to the size of the Fund;

•                  the history of the Fund in repurchasing Shares; and

•                  the economic condition of the securities markets.

The Board will determine that the Fund repurchase Shares from Investors pursuant to written tenders only on terms the Board determines to be fair to the Fund and its Investors.  When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Investor describing the terms of the offer and containing information that Investors should consider in deciding whether to tender Shares for repurchase.  Investors who are deciding whether to tender their Shares or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Shares (which is typically calculated once a month at the close of business on the last Business Day of each month) from the Administrator during the period the offer remains open.

Repurchases of Shares from Investors by the Fund may be paid in cash or by the distribution of securities in-kind, or partly in cash and partly in-kind.  However, the Fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect to the Fund, or Investors not tendering Shares for repurchase.  Any in-kind distribution of securities may consist of unmarketable securities (valued pursuant to procedures approved by the Board), which will be distributed to all tendering Investors on an equal basis to the extent practicable.  Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution. The Fund does not presently intend to impose any charges in connection with repurchases of Shares.  However, the Fund may, at the sole discretion of the Board, impose charges on Investors whose Shares are repurchased.

If a repurchase offer is oversubscribed by Investors who tender Shares, the Fund will repurchase only a pro rata portion of the Shares tendered by each Investor.

Shares will be valued for purposes of determining their repurchase price generally 90 days after the date by which Investors must submit a repurchase request (although the Fund may establish a shorter period from time to time) (the “Valuation Date”).  An Investor will thus continue to bear investment risk after such Investor’s Shares (or a portion of its Shares) are tendered for repurchase and until the Valuation Date.  Payment for Shares (or portions thereof) tendered and accepted for purchase by the Fund may consist of a non-interest-bearing, non-transferable promissory note entitling an Investor to the payment described below.

If an Investor tenders its entire Shares in the Fund and the Fund purchases those Shares, the Investor will be entitled to:

i) an initial payment equal to 90% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Valuation Date (the “Initial Payment”), which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, within thirty-five (35) days after the Valuation Date; and

ii) a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered and purchased as of the Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Structured Credit Investments, if applicable) over (b) the Initial Payment, which will be payable promptly after completion of the Fund’s next annual audit (together with interest on the Contingent Payment at a money market instrument or similar rate to be determined by the Board or the Adviser or the Board’s other designee, in each case, in such person’s absolute discretion).

An Investor whose partial tender of its Shares is accepted for purchase by the Fund will be entitled to payment of the unaudited net asset value of such Shares determined as of the Valuation Date thirty-five (35) days after the Valuation Date.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund’s annual audit.  The Fund may, but is not obligated to, provide Investors all or a portion of whose Shares are being repurchased with evidence of the Fund’s obligation to pay for such Shares prior to the date or dates on which payment is made.  Although the Fund has the option to pay all or a portion of the amount owed to tendering Investors by distributing securities, such amounts are expected to be paid entirely in cash.

Under these procedures, Investors will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date.  Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Investors.

An Investor who tenders for repurchase only a portion of the Investor’s Shares will be required to maintain a minimum account balance in the Fund as of the Valuation Date, the precise amount of which will be established from time to time by the Board and is currently $250,000.  The requirement to maintain a minimum account balance when tendering a portion of an Investor’s Shares may be waived from time to time in the sole discretion of the Board.  If an Investor tenders a portion of such Investor’s Shares and the repurchase of that portion would cause the value of the Investor’s remaining Shares to fall below the required minimum, the Fund reserves the right to reduce the portion of the Shares to be purchased from the Investor so that the required minimum is maintained.

Forced Repurchase

The Board may: (i) cause the Fund to repurchase Shares (or portion thereof) of an Investor or any person acquiring Shares (or portion thereof) from or through an Investor, such repurchase being offered without the consent of or other action by the Investor or other person; or (ii) cause an Investor to sell all or a portion of its Shares to another Investor or person, such sale to take place without the consent of or other action by the Investor, in each case at the most recently calculated net asset value of such Investor’s capital account, and for any reason deemed advisable by the Board, including but not limited to situations in which:

•                   Shares (or a portion of the Shares) have been transferred without the Adviser’s or the Board’s approval or the Shares (or a portion of the Shares) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of an Investor;

•                   ownership of Shares (or a portion of the Shares) by an Investor or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Fund or any Investor to an undue risk of adverse tax consequence (such as the Fund no longer being taxed as a partnership, but rather as an association taxable as a corporation) or other fiscal or regulatory consequences;

•                   continued ownership of Shares (or a portion of the Shares) by the Investor or other person may be harmful or injurious to the business of the Fund, the Board or the Adviser, or prevent the Adviser from receiving any fees in respect of the Fund or such Investor;

•                   any of the representations and warranties made by an Investor in connection with the acquisition of Shares (or a portion of the Shares) was not true when made or has ceased to be true;

•                   the value of an Investor’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund;

•                   the investment management agreement between the Adviser and the Investor has terminated; or

•                   it would be in the best interests of the Fund, as determined by the Board in its sole discretion, for the Fund to repurchase such Shares or portion thereof or to have such Shares transferred.

Transfer of Shares

Shares are not, and will not be, traded on any securities exchange or other market.  Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a “Transfer”), except: (i) by operation of law resulting from an Investor’s death, disability, dissolution, bankruptcy or incompetence; or (ii) with the written consent of the Board or the Adviser, which consent may be withheld in each such party’s sole discretion and shall not be subject to challenge by any potential assignor or assignee.

Unless the Board or the Adviser consults with counsel and counsel confirms that the Transfer will not cause the Fund to be treated as a publicly traded partnership taxable as a corporation (which confirmation shall be obtained at the expense of the transferor), the Board or the Adviser generally may not consent to a Transfer of Shares unless the following conditions are met:  (i) the transferring Investor has been an Investor of the Fund for at least two years; (ii) the proposed Transfer is to be made on the effective date of an offer by the Fund to repurchase Shares; and (iii) the Transfer is (a) (1) one in which the tax basis of the Shares in the hands of the transferee is expected to be determined, in whole or in part, by reference to its tax basis in the hands of the transferring Investor (e.g., gifts and contributions to family entities) and (2) to members of the transferring Investor’s immediate family (siblings, spouse, parents or children), or (b) a distribution from a qualified retirement plan or an individual retirement account.

Unless otherwise waived by the Board or the Adviser in each such party’s sole discretion, any Transfer shall be made only upon the receipt by the Fund of an opinion of counsel (which opinion shall be obtained at the expense of the transferor and by counsel satisfactory to the Adviser) that the Transfer will be made pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and of an executed, complete and satisfactory subscription agreement.  An Investor who Transfers all or any portion of his Shares in any manner may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the Transfer.

Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of an Investor or otherwise will be entitled to: (i) the allocations and distributions allocable to the Shares so acquired; (ii) to Transfer all or any portion of the Shares in accordance with the terms of the Partnership Agreement; and (iii) to tender all or any portion of the Shares for repurchase by the Fund.  However, the transferee will not be entitled to the other rights of an Investor unless and until the transferee becomes a substituted Investor as specified in the Partnership Agreement.  If an Investor Transfers its Shares with the approval of the Board or the Adviser, the Fund will take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a limited partner.

In subscribing for Shares, an Investor agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Investor and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that Investor in violation of these provisions or any misrepresentation made by that Investor in connection with any Transfer.

VOTING

The Investors shall have power to vote only:  (i) for the election of Directors, including the filling of any vacancies in the Board of Directors, if required by the 1940 Act; (ii) for the removal of Directors to the extent and as provided in the Partnership Agreement; (iii) with respect to any investment adviser if required by the 1940 Act, including any exemptions therefrom; (iv) with respect to the amendment of the Partnership Agreement, as provided in the Partnership Agreement; and (v) with respect to such additional matters relating to the Fund as may be required by the Partnership Agreement, the Fund’s By-Laws, the 1940 Act and on such other matters as the Board may consider necessary or desirable.

With respect to any matter, the Investors shall vote in proportion to their capital account balances as of the record date applicable to the consideration of such matter.  There shall be no cumulative voting in the election of directors.  The Investors may vote in person or by proxy.

The Partnership Agreement provides that on any matter submitted to a vote of all Investors, all Investors entitled to vote shall vote together.  There will normally be no meetings of Fund Investors for the purpose of electing members of the Board except that, in accordance with the 1940 Act:  (i) the Fund will hold an Investors’ meeting for the election of members of the Board at such time as less than a majority of the members of the Board holding office have been elected by Investors of the Fund; and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the members of the Board holding office have been elected by the Investors, that vacancy may be filled only by a vote of the Investors.

CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund’s Partnership Agreement currently permits the Board to admit Investors as members of the Fund from time to time, provided they meet certain qualifications under federal and state securities laws.  The Fund will maintain a separate capital account for each of its Investors.  The opening balance of each Investor’s capital account will be such Investor’s initial investment in (also referred to as a capital contribution to) the Fund.  Each Investor’s capital account will be increased by additional capital contributions made by such Investor and by allocations of net profits to such capital account, and will be decreased by repurchases by the Fund of such Investor’s Shares (or portions thereof), by distributions to such Investor that are not reinvested, and by allocations of net losses to such capital account.  Each Investor’s capital account will be subject to further adjustment as described below.

Allocation of Net Profits and Net Losses

As of the last day of each fiscal period, the Fund shall allocate net profits or losses for that fiscal period to the capital accounts of all Investors, in proportion to their respective opening capital account balances for such fiscal period (after taking into account any capital contributions deemed to be made as of the first day of such fiscal period).

Net profits or net losses for a given fiscal period are measured by the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses over such fiscal period, after giving effect to any contributions made as of the first day of the fiscal period and before giving effect to any distributions and repurchases of Shares (or portions thereof) by the Fund as of the end of such fiscal period.

Allocation of Organizational Expenses

The Fund will pay all organizational expenses of the Fund.  Organizational expenses are not currently deductible, but may be amortized for tax purposes by the Fund over a period of not less than 15 years.  Syndication expenses are neither deductible nor amortizable.

Tax Obligations

Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Investor will be debited against the capital account of that Investor as of the close of the fiscal period during which the Fund paid those obligations, thereby reducing the amount distributable  to the Investor.  If the amount of those taxes is greater than the distributable amounts, then the Investor or its successor will be required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

Distributions

The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all Investors on a pro rata basis in accordance with each Investor’s capital account balance.  It is expected, however, that the Fund will not regularly make any distributions to Investors.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Investors for contingent liabilities as of the date the contingent liabilities become known to the Fund.  Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.

GENERAL INFORMATION

The Fund’s fiscal year ends on December 31.  The Fund anticipates sending to Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Any Investor may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.  The Fund may also prepare and distribute periodic unaudited reports of the Fund’s performance, as deemed appropriate by the Adviser.

The Fund’s tax year ends on December 31.  After the end of each tax year of the Fund, each Investor will receive a partnership Schedule K-1, reporting the taxable items of income, gain, loss and deduction for the prior tax year.  Because Schedules K-1 for Investors cannot be completed until the Fund receives Schedules K-1 from all the Structured Credit Investments that are structured as partnerships, if any, in which the Fund invests, the Fund does not expect that Investors will receive a Schedule K-1 prior to April 15.  Consequently, Investors should expect to request extensions of filing deadlines for their tax returns.

The Board has selected Ernst & Young LLP as the independent registered public accounting firm of the Fund. Ernst & Young LLP’s principal business address is 2001 Market Street, Philadelphia, Pennsylvania 19103.  Ernst & Young LLP conducts an annual audit of the Fund’s financial statements.

The law firm of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Fund and the Adviser.

DETERMINATION OF NET ASSET VALUE

The Fund typically computes its net asset value as of the last Business Day of each month.  Generally, the net asset value will be determined on such day as of the close of regular trading on the New York Stock Exchange (the “Exchange”), although foreign exchange rates and the value of certain securities the trading of which is substantially completed prior to the closing of the Exchange may be computed as of an earlier time of day.  The net asset value of the Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.

If available, CDOs and other Structured Credit Investments will be priced based upon valuations provided by independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value Structured Credit Investments at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.  Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

If a price for a CDO or other Structured Credit Investment cannot be obtained from an independent, third-party pricing agent, the Fund shall seek to obtain a bid price from at least one independent broker.  In such cases, it is possible that the independent broker providing the price on the CDO or Structured Credit Investment is also a market maker, and in many cases the only market maker, with respect to that security.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price.  The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price.  The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.  Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Board. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Board.  When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer’s industry, the liquidity of the security, the size of the holding in the Fund, or any other appropriate information.  The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Certain Structured Credit Investments may be structured as private investment partnerships.  Traditionally, a trading market for holdings of this type does not exist.  As a general matter, the fair value of the Fund’s interest in such a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest were redeemed at the time of valuation, determined based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  Unless determined otherwise in accordance with the Fund’s procedures, the fair value of the Fund’s interest in a private investment fund shall be the value attributed to such interest, as of that time of valuation, as reported to the Fund by the private investment fund’s manager, administrator or other designated agent.  Such a valuation may be a preliminary valuation and, therefore, may be later revised or adjusted by the private investment fund.  Such adjustment or revision will have no affect on the Fund’s net asset value as of any prior valuation time.  As a practical matter, the Adviser and the Board have little or no means of independently verifying the valuations provided by such private investment funds.  As a result, information available to the Fund concerning the value of such investments may not reflect market prices or quotations for the underlying assets.  In the unlikely event that a private investment fund does not report a value to the Fund on a timely basis and such fund is not priced by independent pricing agents of the Fund, the Fund would determine the fair value of the private investment fund based on the most recent value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio.

The Board will periodically review its valuation policies and will update them as necessary to reflect changes in the types of securities in which the Fund invests.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists.  The Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients.  Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser or Structured Credit Managers should prove incorrect.  Also, Structured Credit Managers will only provide determinations of the net asset value of Structured Credit Investments on a weekly or monthly basis, and it will not be possible to determine the net asset value of the Fund more frequently.

PORTFOLIO TRANSACTIONS

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below.  In most instances, the Fund purchases securities of Structured Credit Investments, and such purchases by the Fund may be, but are generally not, subject to transaction expenses.  Nevertheless, the Fund anticipates that its other portfolio transactions will be subject to expenses.

The Fund bears any commissions or spreads in connection with its portfolio transactions.  In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved.  While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.  In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Fund.  In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers that are affiliated with the Adviser or the Fund’s principal underwriter if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

Structured Credit Investments

Structured Credit Investments incur transaction expenses in the management of their portfolios, which may decrease the value of the Fund’s investment in the Structured Credit Investments.  In view of the fact that the investment program of certain of the Structured Credit Investments may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of certain of the Structured Credit Investments may be substantially greater than the turnover rates of other types of investment vehicles.  In addition, the order execution practices of the Structured Credit Investments may not be transparent to the Fund.  Each Structured Credit Manager is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage.  The Adviser has no direct or indirect control over the brokerage or portfolio trading policies employed by the Structured Credit Managers.  Structured Credit Investments will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Fund would consider.  Structured Credit Investments may not be subject to the same regulatory restrictions as the Fund on principal and agency transactions.  The Fund indirectly bears the commissions or spreads in connection with the portfolio transactions of the Structured Credit Investments.

No guarantee or assurance can be made that a Structured Credit Investment’s brokerage transaction practices will be transparent or that the Structured Credit Investments will establish, adhere to, or comply with its stated practices.  However, as Structured Credit Investments typically are not investment companies registered under the 1940 Act and their managers may not be registered investment advisers under the Advisers Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Structured Credit Investments’ managers or their affiliates rather than the Structured Credit Investments.

SUMMARY OF THE LIMITED PARTNERSHIP AGREEMENT

An Investor will be a limited partner of the Fund, which was formed under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. §17-101, et seq.), as from time to time amended (the “DRULPA”), pursuant to the filing of the Certificate of Limited Partnership.  An Investor’s rights in the Fund will be established and governed by an Agreement of Limited Partnership (the “Partnership Agreement”), and such Investor shall have all the rights afforded to a shareholder of an investment company under the 1940 Act.  An Investor and his or her advisers should carefully review the Partnership Agreement as each Investor will agree to be bound by its terms and conditions.  The following is a summary description of additional provisions of the Partnership Agreement that may not be described elsewhere in this Registration Statement.  The description of such provisions is not definitive and reference should be made to the complete text of the Partnership Agreement.

Shares; Investors

The Board (or its designated agent) may admit Investors to the Fund from time to time upon the completion by a prospective investor, and the acceptance of the same by the Board (or its designated agent), of the Fund’s Subscription Agreement.  The Subscription Agreement shall specify the capital contribution to be made by a prospective investor.

Persons to whom Shares are transferred in accordance with the Partnership Agreement will be Investors, subject to such person meeting any transferability requirements.  The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Partnership Agreement.  By subscribing for Shares, each Investor agrees to indemnify and hold harmless the Fund, the General Partner, the Board, the Adviser, each other Investor and their Affiliates (as defined in the Partnership Agreement) against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Investor in violation of the provisions of the Partnership Agreement or any misrepresentation made by that Investor in connection with any transfer.

General Partner and the Board of Directors

SEI Investment Strategies, LLC, a Delaware limited liability company, is the general partner of the Fund (the “General Partner”).  Pursuant to Section 17-403 of the DRULPA and except as provided in the Partnership Agreement, the General Partner has delegated the management and control of the business and affairs of the Fund to the Board.  As a result of the delegation of the General Partner’s duties, subject to the provisions of the Partnership Agreement, the business and affairs of the Fund shall be managed by the Board, and such Board shall have all powers necessary, desirable or convenient to carry out that responsibility, including, without limitation, the power to engage in securities or other transactions of all kinds on behalf of the Fund.  Further, without limiting the authority granted in the Partnership Agreement, the Board shall have all the powers granted to a board of directors under the 1940 Act.  The General Partner may withdraw from the Fund at any time, in its sole discretion, by giving one year prior written notice to the Fund.

Amendments to Partnership Agreement

In general, the Partnership Agreement may be restated and/or amended by an instrument in writing signed by the General Partner and a majority of the Board, and if required by the Partnership Agreement, a Majority Investor Vote (which shall have the meaning given to the term “vote of a majority of the outstanding voting securities” in Section 2(a)(42) of the 1940 Act).

The provisions of the Partnership Agreement (whether or not related to the rights of Investors) may be amended at any time, so long as such amendment does not adversely affect the rights of any Investor with respect to which such amendment is or purports to be applicable, the Board shall have determined that such amendment is consistent with the fair and equitable treatment of all Investors, Investor approval is not otherwise required by the 1940 Act or other applicable law, and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by the General Partner, at the request of the Board, a majority of the then Board (or by an officer of the Fund pursuant to the vote of a majority of the then Board), without the approval of the Investors. Any amendment to the Partnership Agreement that adversely affects the rights of Investors may be adopted at any time by an instrument signed in writing by the General Partner, at the request of the Board, by a majority of the then Board (or by any officer of the Fund pursuant to the vote of a majority of the then Board) when authorized to do so by the vote of the Investors holding a majority of the Shares entitled to vote.  Any such restatement and/or amendment shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein.

Limited Liability

The Fund is a Delaware limited partnership pursuant to the DRULPA.  The DRULPA provides that Investors will have limited liability with respect to the Fund and third parties, except to the extent otherwise provided in the Partnership Agreement.  Under the Partnership Agreement, an Investor will not be personally liable solely by reason of its being or having been an Investor except to the extent of its capital account and any additional amounts that may be required to be paid as a result of the Investor’s breach of the terms of the Partnership Agreement.

As set forth in the Partnership Agreement, to the fullest extent that limitations on the liability of the General Partner, the Directors and officers are permitted by the DRULPA, the General Partner, officers and Directors shall not be responsible or liable in any event for any act or omission of any agent, employee, Investment Adviser, Sub-Adviser or Principal Underwriter of the Fund; with respect to the General Partner, the act or omission of any Director or officer; or with respect to each Director and officer, the act or omission of any General Partner, other Director or officer, respectively.

Under the terms of the Partnership Agreement, the Fund, out of the Fund Property, shall indemnify and hold harmless any Person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Fund) by reason of the fact that such Person is or was an agent of the Fund and arising out of or related to such Person’s performance of his or her duties as an agent, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner that such person reasonably believed to be in the best interests of the Fund and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.  Except for the General Partner, the officers and Directors, the Fund may indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Fund to procure a judgment in its favor by reason of the fact that the Person is or was an agent of the Fund, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Fund.  The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith or in a manner that the person reasonably believed to be in the best interests of the Fund or, with respect to a criminal proceeding, that the person had reasonable cause to believe that the person’s conduct was unlawful.  Subject to the terms of the Partnership Agreement, there shall be no right to indemnification for any liability to the Fund or the Investors arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Fund.

The General Partner, an officer or Director shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its respective office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The General Partner, an officer or Director shall be indemnified and held harmless from or against any liability to the Fund or the Investors, except when such liability arises out of his or her willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of such person’s office with the Fund.  The General Partner, officers and Directors may obtain the advice of counsel or other experts with respect to the meaning and operation of the Partnership Agreement and their duties as General Partner, officers or Directors.  No such General Partner, officer or Director shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice.  The General Partner, officers and Directors shall not be required to give any bond as such, nor any surety if a bond is required.

The Partnership Agreement further provides that the Board will not be liable for errors of judgment or mistakes of fact or law.  However, nothing in the Partnership Agreement protects a member of the Board against any liability to which the member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Term; Dissolution; Liquidation

The Fund shall have perpetual existence and shall continue until dissolved as set forth in the Partnership Agreement.  The Fund (or a particular Series) shall be dissolved upon the happening of:

(i)            With respect to the Fund, at any time by the vote of a majority of the Shares in the Fund entitled to vote or by the Board by written notice to the Investors of the Fund.  With respect to a particular Series or Class, at any time by the vote of a majority of the Shares in that Series or Class entitled to vote or by the Board by written notice to the Investors in that Series or Class;

(ii)           With respect to the Fund, upon the withdrawal of the General Partner, unless (a) at such time there remains at least one (1) general partner who elects to continue the business of the Fund; (b) the Board, by majority vote, elects to continue the business of the Fund and appoint, effective as of the date of the General Partner’s withdrawal, one or more additional general partners; or (c) within 90 days after the withdrawal, a majority of the Shares in the Fund entitled to vote, elect to continue the business of the Fund and appoint, effective as of the date of the General Partner’s withdrawal, one or more additional general partners;

(iii)          With respect to the Fund (or a particular Series or Class), at the time there are no Investors of the Fund (or the particular Series or Class); provided further that the personal representative of the last remaining Investor of the Fund (or the particular Series or Class) or its designee or nominee shall not become an Investor of the Fund (or such particular Series or Class);

(iv)          With respect to the Fund (or a particular Series or Class), upon the occurrence of a dissolution event pursuant to any other provision of this Partnership Agreement;

(v)           With respect to any Series, including Classes of such Series, upon an event that causes the dissolution of the Fund;

(vi)          With respect to any Preferred Shares, in accordance with the resolutions adopted by the Board in the establishment of such Preferred Shares; or

(vii)         With respect to the Fund, upon the entry of a decree of judicial dissolution under Section 17-802 of the DRULPA.  With respect to a particular Series, including Classes of such Series, upon the entry of a decree of judicial dissolution under Section 17-218(l) of the DRULPA.

On dissolution of the Fund or of any Series or Class, the Board, as liquidating trustees of the Fund, shall (subject to Sections 17-803, 17-804 and 17-218 of the DRULPA) have full power and authority to liquidate and distribute, in cash or in kind, the Net Assets (as defined in the Partnership Agreement) of the Fund or of any series or class to the Investors.  Any such distribution shall be made solely from the assets of the Fund or a particular Series or Class.  Following the payment or discharge, or the making of reasonable provision for the payment or discharge, of liabilities of the Fund or a particular Series or Class (including contingent liabilities), and the distribution of assets of the Fund or a particular Series or Class, the Investors shall cease to be such, and a certificate of cancellation for the Fund or Series or Class shall be filed with the State of Delaware.

Merger and Consolidation; Conversion

Pursuant to an agreement of merger or consolidation, the Fund may, by vote of a majority of the Board, merge or consolidate with or into one or more domestic limited partnerships or “other business entities” (as that term is defined in Section 17-211 of the DRULPA) formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction.  Any such merger or consolidation shall not require the vote of the Investors affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of the Partnership Agreement that would otherwise require the approval of such affected Investors, in such a case, only such affected Investors’ approval is required.  Such agreement of merger or consolidation may, to the extent permitted by Section 17-211(g) of the DRULPA: (i) effect any amendment to the Partnership Agreement; (ii) effect the adoption of a new partnership agreement for the Fund if it is the surviving or resulting limited partnership in the merger or consolidation; or (iii) provide that the partnership agreement of any other constituent limited partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) shall be the partnership agreement of the surviving or resulting limited partnership.

The Board, by a majority vote, may, without the vote of the Investors, cause: (i) the Fund to convert to a corporation, statutory trust or association, a real estate investment trust, a common-law trust, a general partnership (including a limited liability partnership) or a limited liability company, organized, formed or created under the laws of the State of Delaware, as permitted pursuant to Section 17-219 of the DRULPA; and (ii) in connection with any such conversion, any outstanding Shares to be exchanged or converted into securities of or interests in the business form into which the Fund is converted under or pursuant to any state or federal statute to the extent permitted by law.

Upon completion of the merger or consolidation, if the Fund is the surviving or resulting entity, the General Partner shall file a certificate of merger or consolidation in accordance with Section 17-211 of the DRULPA.

Item 10.2

Not Applicable.

Item 10.3

Not Applicable.

Item 10.4

TAX CONSIDERATIONS

CIRCULAR 230 NOTICE.  THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN; AND (3) EACH

TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

This discussion summarizes certain U.S. federal income tax considerations for Investors who are United States persons.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), and upon judicial decisions, U.S. Treasury Regulations (“Regulations”), Internal Revenue Service (“Service”) rulings and other administrative materials interpreting the Code, all of which are subject to change that may or may not be retroactive.  The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to the Fund, or to all categories of investors, some of whom may be subject to special rules.  The tax consequences of an investment in the Fund will depend not only on the nature of the Fund’s operations and the then applicable federal tax principles, but also on certain factual determinations which cannot be made at this time, and upon a particular Investor’s individual circumstances.  The Fund has not sought a ruling from the Service or any other federal, state or local agency with respect to any tax issues affecting the Fund, nor has either fund obtained an opinion of counsel with respect to any tax issues.

Investors should consult their own tax advisors regarding the tax consequences to them of an investment in the Fund in light of their particular circumstances, including under laws of their residence or domicile and any other local, state or federal laws.

Publicly Traded Partnership Status of the Fund

The Fund believes that it will be classified and treated as a partnership rather than an association or publicly traded partnership taxable as a corporation for federal income tax purposes.  (The Board has the authority to change this classification, however.)

A partnership that is not an association or a publicly traded partnership taxable as a corporation will not itself be subject to federal income tax, but rather each investor therein will be required to take into account for each taxable year its distributive share of items of partnership income, gain, loss and deduction, substantially as though such items had been realized directly by the investor and without regard to whether any distribution by the partnership has been or will be received.

Under the Code, “publicly traded partnerships” are generally taxable as corporations for federal income tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof.  Shares in the Fund will not be traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof.  It is expected that the Fund will be eligible for one or more safe harbors set forth in the Regulations.  It is not anticipated that the Fund will qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Investors.

If the Fund does not technically fit within one or more of the safe harbors, the Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof.  Rather, in this event the partnership’s status is examined under a general facts and circumstances test set forth in the Regulations.  The Fund believes that under this “facts and circumstances” test, and based on the operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Shares in the Fund should not be treated as readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund should not be classified as a publicly traded partnership taxable as a corporation.

If it were determined that the Fund is an association or a publicly traded partnership taxable as a corporation for federal income tax purposes, as a result of a changes in the Code, the Regulations or judicial interpretations thereof, a change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund interests, would be treated as dividend income when received by Investors to the extent of the Fund’s current or accumulated earnings and profits; and Investors would not be entitled to report profits or losses realized by the Fund.  The balance of this discussion of tax considerations assumes that the Fund will be classified as a partnership and not as an association or publicly traded partnership taxable as a corporation.

Tax Treatment of the Fund

Unless otherwise indicated, references in the discussion below to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of an underlying structured credit vehicle.

As an entity treated as a partnership for tax purposes, the Fund will not itself be subject to federal income tax, but each Investor in the Fund will be required to take into account in computing its U.S. federal income tax liability for each taxable year its distributive share of items of Fund income, gain, loss and deduction, substantially as though such items had been realized directly by such Investor and without regard to whether any distribution by the Fund has been or will be received.  The amount of tax due, if any, with respect to gains and income of the Fund is determined separately for each Investor.  Following the close of the Fund’s taxable year and the receipt of relevant tax information from the structured credit vehicle, the Fund will provide each Investor with a Schedule K-1 indicating the Investor’s distributive share of the Fund’s income, gain, loss and deduction.  Each Investor is responsible for keeping his or her own records for determining such Investor’s tax basis in its Shares and reporting any gain or loss from the disposition of such Shares.

Investors in the Fund may be subject to state, local and foreign taxes and filing requirements in jurisdictions in which the Fund acquires interests in structured credit vehicles and, in the case of structured credit vehicle that are pass-through entities for these purposes (“Pass-Through Funds”), the jurisdictions in which such structured credit vehicle directly or indirectly invest or operate.  Investors should consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of the purchase and ownership of a Share in the Fund.

Tax Allocations

Allocations of taxable income, gain, loss, deductions and credits of the Fund will be made in accordance with the economics of the Fund as determined in the discretion of the Adviser.  The Adviser is authorized to interpret and apply and, if necessary, vary the tax allocation provisions so as to comply with Code Sections 704 and 706 and applicable Regulations.  The Adviser has the discretion to make special allocations (including allocations of ordinary income or short-term capital gain or loss) for federal income tax purposes to a withdrawing Investor, to the extent that there is a difference between its capital account and its federal income tax basis (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such interest, including by reason of death) in its interests.  There can be no assurance, however, that the Service will accept the Fund’s allocations.  If the allocation methods used by the Fund were not respected for U.S. federal income tax purposes, an Investor could be required to recognize more or less taxable income than the Investor was allocated.

Tax Determinations and Elections

The Adviser is authorized to make, on behalf of the Fund, all tax determinations and elections in its sole discretion.  Certain of these elections could result in items of income, gain, loss, deduction and credit being treated differently for tax and accounting purposes.  The Adviser will decide how to report the Fund items on the tax returns of the Fund, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency.

Under Section 754 of the Code, the Fund has the option to make an election to adjust the basis of the Fund’s assets in the event of a distribution of Fund property to an Investor, or a transfer of a Fund interest.  This optional adjustment could either increase or decrease the value of a Fund interest to the transferee depending on the relevant facts because the election under Section 754 would increase or decrease the basis of the Fund’s assets for the purpose of computing the transferee’s distributive share of Fund income, gains, deductions and losses.  The Fund must make this adjustment: (1) on a transfer of a Fund interest if immediately following the transfer the adjusted tax basis of the Fund’s property exceeds its fair market value by more than $250,000; or (2) on a distribution of property if the adjustment results in a basis reduction of the Fund’s remaining assets of more than $250,000.

There can be no assurance that the Advisor will make the optional election under Code Section 754 because: (1) once made, the election cannot be revoked without obtaining the Service’s consent; (2) the election may not be advantageous to all Investors; and (3) accounting complexities result from having the election in effect.

In the event the income tax return of the Fund is audited by the Service, the tax treatment of the Fund’s income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors.  The Board shall designate a “Tax Matters Partner” of the Fund and such Tax Matters Partner shall have considerable authority to make decisions affecting the tax treatment and procedural rights of the Investors.  In addition, the Tax Matters Partner shall have the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors of the Fund to extend the statute of limitations relating to the Investors’ tax liabilities with respect to Fund items.  In determining how to report the Fund’s tax items on its tax returns, the Adviser will rely on certain tax determinations made by the underlying structured credit vehicle.

Tax Consequences to a Withdrawing Investor

An Investor receiving cash from the Fund in connection with the Investor’s complete withdrawal from the Fund will generally recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor’s adjusted tax basis in its Shares.  In general, any gain or loss realized upon a withdrawal will be treated as long-term capital gain or loss if all of the Interest has been held as a capital asset for more than 12 months.  Otherwise, such capital gain or loss will be short-term.  However, an Investor will recognize ordinary income to the extent such Investor’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the Investor’s share of the basis in those unrealized receivables.  An Investor receiving a cash non-liquidating distribution (e.g., in connection with a repurchase of a portion of the Investor’s Shares) will recognize gain and income in a similar manner but only to the extent that the amount of the distribution exceeds such Investor’s adjusted tax basis of its Shares.

If an Investor acquires portions of his or her Shares at different times (or acquires its entire Interest in a single transaction resulting in different holding periods under the Code), such Investor’s Shares generally will have a divided holding period, which could cause such Investor to recognize more or less short-term and long-term capital gain or loss than it would have recognized if its Shares had a single holding period.  An Investor generally determines the portion of its Shares to which a holding period relates based on the fraction, the numerator of which is equal to the fair market value of the portion of the Shares received in the transaction to which the holding period relates, and the denominator of which is the fair market value of its entire Shares (determined immediately after the transaction).  If an Investor’s Shares have a divided holding period, any capital gain or loss that such Investor recognizes as a result of a distribution from the Fund will be divided between long-term and short-term capital gain or loss in the same proportion that the holding period is divided between the portion of the Shares held for more than one year and the portion of the Shares held for one year or less (as described in the previous sentence).

As indicated above, the Adviser has the discretion to make a special allocation of income or loss for federal income tax purposes to a withdrawing Investor to the extent there is a difference between its liquidating distribution and its federal income tax basis in its interests.  Such an allocation may result in a withdrawing Investor recognizing more ordinary income and less long-term capital gain than the Investor would otherwise have recognized.

An Investor’s receipt of a distribution of property from a partnership is generally not taxable.  However, the tax law generally requires a partner in a partnership to recognize gain on a distribution by the partnership of marketable securities, to the extent that the value of such securities exceeds the partner’s adjusted basis in its partnership interest.  This requirement does not apply, however, to distributions to “eligible partners” of an “investment partnership,” as those terms are defined in the Code.  The Adviser intends to operate the Fund so that it will qualify as an “investment partnership,” although there can be no assurance that it will be successful in this regard.  If the Fund qualifies as an investment partnership, each Investor should qualify as an “eligible partner,” provided that such Investor contributes only cash and certain other liquid property to the Fund.  Special rules apply to the distribution of property to an Investor who contributed other property to the Fund and to the distribution of such contributed property to another Investor.  Investors should consult their own tax advisors regarding the tax treatment of distributions and redemption proceeds, including the tax treatment of distributions of assets in kind.

Character and Timing of Income

The Fund’s income and gains, if any, may consist of ordinary income, short-term capital gains and/or long-term capital gains.  Accordingly, Investors should not expect that any portion of any taxable income of the Fund will necessarily consist of long-term capital gains taxable at reduced rates, although some or all of the taxable losses (if any) realized by the Fund in a taxable year may consist of long-term capital losses, the deductibility of which is subject to certain limitations.  The investment strategies of the Fund, and Pass-Through Funds, including certain investments and hedging transactions, may result in the Fund, and the Pass-Through Funds being subject to special tax rules (including Code Section 988 (relating to non-U.S. currency transactions), “short sale” rules, “straddle” rules, mixed straddle rules, Code Section 1256 (relating generally to marking to market of certain futures and other contracts), conversion transaction rules and Code Section 1259 (constructive sale rules)) that defer taxable losses or accelerate taxable income, cause investors to be taxed on amounts not representing economic income, cause adjustments in the holding periods of securities, convert long-term capital gains into short-term capital gains or ordinary income or convert short-term capital losses into long-term capital losses.

The Fund may indirectly gain exposure to a structured credit vehicle by the Fund’s purchase of a structured note, swap or other contract.  As a result, the Fund could bear a greater tax burden with respect to such instruments than it would bear if it were investing directly in a structured credit vehicle.

Alternatively, the Fund may be treated as engaging in a constructive ownership transaction.  If the Fund has long-term capital gain from a constructive ownership transaction, the amount of the gain that may be treated as long-term capital gain by the Fund is limited to the amount that the Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income.  In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income on the underpayment of tax for each year that the constructive ownership was open.

Effect of Straddle Rules and Wash Sales on Investors’ Securities Positions

The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by reason of its investment in the Fund as “straddles” for U.S. federal income tax purposes.  The application of the “straddle” rules in such a case could affect an Investor’s holding period for the securities involved and may defer the recognition of losses with respect to such securities.  Application of the “wash sales” rules to the transactions of the Fund, or Pass-Through Funds would cause all or a portion of any loss realized upon a taxable disposition of securities held (directly or indirectly) by an Investor to be disallowed if substantially identical securities are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly-purchased securities will be adjusted to reflect the loss.

Special Considerations for Tax-Exempt Investors

Under current U.S. federal income tax law, income tax is imposed on the unrelated business taxable income, as defined in Code Section 512 (“UBTI”) of tax-exempt investors subject to the tax.  In addition, a certain portion of income derived from debt-financed property is required to be included in UBTI.  It is expected that the Fund may use leverage.  The use of leverage may generate UBTI for tax-exempt Investors.  Accordingly, any such Investors are directed to consult with their tax advisors and to consider an investment in the Fund through SEI Structured Credit Segregated Portfolio, a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands that acts as a feeder fund for the Fund.  If UBTI is produced by the Fund, an entity that is exempt from federal tax but is subject to tax on its UBTI and that is a direct Investor in the Fund would be required to report as taxable income its pro rata share of any portion of the Fund’s income that is considered UBTI.  An investment in the Fund may be especially inappropriate for a charitable remainder trust because the receipt of UBTI is subject to a 100% excise tax on such trust’s UBTI for each taxable year beginning after December 31, 2006.

Investors should consult with their own tax advisors concerning the possible effects of UBTI on their own tax situations as well as the general tax implications of an investment in the Fund.

Potential Limitations on the Use of Losses and the Deductibility of Expenses

The Fund is not expected to be engaged in activities to which the “passive activity loss” provisions of the Code would apply.  As a result, an Investor’s share of any losses from the Fund is not expected to be subject to disallowance under the passive activity loss limitations.  On the other hand, an Investor that is subject to the passive activity loss provisions is not expected to be able to offset its share of income and gain from the Fund against any losses that are subject to the passive activity loss limitations.  Accordingly, an Investor subject to the passive activity loss provisions should not invest in the Fund with the expectation of offsetting such Investor’s share of income and gain from the Fund against losses derived from passive activities.

Certain expenses of the Fund are expected to be treated as miscellaneous itemized deductions of the Fund for U.S. federal income tax purposes.  For U.S. federal income tax purposes, individuals and certain trusts or estates that hold interests (directly or through a partnership, Subchapter S corporation or grantor trust) may deduct such expenses in a taxable year only to the extent that their aggregate miscellaneous itemized deductions for the year exceed 2% of their adjusted gross incomes for the year.  In addition, in the case of individuals whose adjusted gross income exceeds a certain inflation-adjusted threshold, the aggregate itemized deductions allowable for the year will be reduced by the lesser of: (i) 3% of the excess of adjusted gross income over the applicable threshold; or (ii) 80% of the aggregate itemized deductions otherwise allowable for the taxable year (determined after giving effect to the 2% limitation described above and any other applicable limitations).  The U.S. Treasury Department has issued regulations prohibiting the deduction through partnerships of amounts which would be nondeductible if paid by an individual.  These limitations may apply to certain fees and expenses of the Fund.  The amounts of these fees and expenses will be separately reported to the Investors and, as indicated above, will be deductible by an individual Investor to the extent that the Investor’s miscellaneous deductions exceed 2% of the Investor’s adjusted gross income, but only if the Investor itemizes deductions.  The 3% limitation on itemized deductions will be gradually reduced until December 31, 2009, after which time it will no longer apply.  The legislation will expire and this limitation on deductions will return to pre-2006 levels after December 31, 2010, unless Congress enacts tax legislation providing otherwise.  In the unlikely event the Fund is deemed to be a trader in securities, the 2% and 3% limitations will not apply.

Interest on amounts borrowed to acquire or carry investment assets (which may include all or part of an Investor’s share of the Fund’s interest expense and/or interest on debt incurred to make an investment in the Fund) is expected to be investment interest and therefore is expected to be deductible only to the extent of the Investor’s investment income.

Withholding

The Fund (directly or indirectly through its investments in other funds) may make investments in countries outside the U.S.  It is possible that such investments could cause some of the income or gains of the Fund to be subject to withholding or other taxes of non-U.S. jurisdictions, especially if the Fund were considered to be conducting a trade or business in the applicable country through a permanent establishment.  Such foreign taxes may be reduced or eliminated by applicable income tax treaties.  The Fund will inform Investors of their proportionate share of the foreign taxes paid or incurred by the Fund that Investors will be required to include in their income.  Some Investors may not be eligible for certain or any treaty benefits.  Subject to certain limitations, for U.S. federal income tax purposes an Investor (through its investment in the Fund) may be entitled to claim a credit for its allocable share of any non-U.S. tax incurred by the Fund, including withholding taxes, so long as such non-U.S. tax qualifies as a creditable income tax under the applicable Regulations.  Alternatively, an Investor may elect to deduct its share of such non-U.S. taxes for U.S. federal income tax purposes.

“Phantom” Income from Certain Foreign Equity Investments

Certain non-U.S. investments of Pass-Through Funds, including investments in “controlled foreign corporations” and “passive foreign investment companies,” may cause an Investor to recognize taxable income prior to the Fund’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed as having been deferred or recognize ordinary income that otherwise would have been treated as capital gain.  In addition, certain of these investments may require Investors to file special tax forms.

Investments in Passive Foreign Investment Companies

The Fund may make investments into structured credit vehicles that are not Pass-Through Funds but are instead treated as foreign corporations for U.S. tax purposes.  Such non-U.S. corporations may be classified as “passive foreign investment companies” (“PFICs”).  In general, a non-U.S. corporation is classified as a PFIC if 75% or more of its gross income constitutes “passive income” – generally, interest, dividends, royalties, rent and similar income, and gains on the disposition of “passive” assets (generally, those that generate such income) – or 50% or more of its assets are held for the production of passive income.  Under the PFIC rules, gain attributable to a disposition of PFIC stock, as well as income attributable to certain “excess distributions” with respect to that PFIC stock, is allocated ratably over the shareholder’s holding period for the stock.  Gain allocated under this rule to (i) the year in which the shareholder disposes of the PFIC stock and (ii) any year prior to the time the non-U.S. corporation first satisfied the PFIC earnings or asset tests, as well as income attributable to any excess distribution on PFIC stock allocated to those years, is subject to tax (as ordinary income) at the U.S. federal income tax rate applicable to the shareholder for the year in which the disposition occurs.  Disposition gain attributable to years included in the shareholder’s holding period – other than those described in the preceding clauses (i) and (ii) – and income attributable to excess distributions allocated to each such other year is subject to tax (as ordinary income) at the maximum U.S. federal income tax rate applicable to the shareholder for the year in which the income is treated as realized, and also to an interest-like charge on the shareholder’s “deferred” payment of this tax liability that accrues generally from the year of deemed realization through the due date of the shareholder’s U.S. federal income tax return for the year of the disposition or distribution.  A U.S. Investor will be treated as a U.S. shareholder with respect to its proportionate share of any PFIC stock owned by the Fund.  If, however, that PFIC is also a “controlled foreign corporation” in which the U.S. Investor is a “United States Shareholder” (as defined below), the PFIC rules generally are superseded by the rules discussed below dealing with controlled foreign corporations.

The PFIC rules are highly technical and it is possible that a non-U.S. corporation in which the Fund makes an investment will be classified as a PFIC.  If the Fund does invest in a PFIC and that company agrees to provide certain information, the Fund may elect to treat that company as a “qualifying electing fund” (“QEF”) (or, if the Fund does not do so, a U.S. Investor may make such election).  If the Fund makes a QEF election, such election is applicable to all of its partners.  A U.S. shareholder that holds stock of a non-U.S. corporation with respect to which a QEF election has been made for the first taxable year in the U.S. shareholder’s holding period for which the non-U.S. corporation is a PFIC will be subject to tax currently on its proportionate share of certain earnings and net capital gain of the non-U.S. corporation – regardless of whether that corporation actually distributes cash or other property to the Fund- but generally will not be subject to the tax regime described above.  Although recent tax legislation has reduced the rate of tax imposed on certain dividends to 15%, this rate reduction does not apply to dividends paid or deemed paid by PFICs.  Alternatively, if such PFIC stock is publicly traded, the U.S. shareholder may treat any resulting gain or loss as ordinary income or loss to avoid PFIC tax.  A QEF election generally will not result in current inclusion of the PFIC’s earnings for any year in which the PFIC has no net ordinary earnings and no net capital gain.  As noted above, the PFIC rules (including the rules pertaining to QEF elections) generally should not affect tax-exempt U.S. Investors.

The Fund cannot predict with any certainty at this time whether any of its investments may be subject to the PFIC regime, nor can it predict the effects of any applicable elections made by a U.S. Investor.  It is possible that U.S. Investors may be subject to tax currently under the PFIC regime on their proportionate shares of certain earnings of a non-U.S. corporation in which the Fund holds an interest and/or may incur penalty taxes without receiving from the Fund distributions sufficient to satisfy any associated tax liability.

Investments in Controlled Foreign Corporations

Special rules apply to United States persons who own, directly or indirectly and applying certain attribution rules, 10% or more of the total combined voting power of all classes of stock of a non-U.S. corporation (each, a “United States Shareholder”) that is a “controlled foreign corporation” (“CFC”).  For this purpose, the Fund, as a U.S. partnership, may be treated as a United States Shareholder.  Complex indirect ownership and attribution rules apply in making these determinations.  A non-U.S. corporation generally will be a CFC if United States Shareholders collectively own more than 50% of the total combined voting power or total value of the corporation’s stock on any day during any taxable year.

United States Shareholders of a CFC generally must include in their gross income for U.S. federal income tax purposes their pro rata shares of certain earnings and profits of the CFC.  Further, if a U.S. person sells or exchanges stock in a non-U.S. corporation and that person is or was a United States Shareholder at any time during the five-year period ending on the date of such sale or exchange during which that non-U.S. corporation was a CFC, that United States person generally will be required to treat a portion of the gain recognized upon such sale or exchange as a dividend to the extent of the earnings and profits of the CFC attributable to such shares.  Accordingly, if the Fund is a United States Shareholder in a CFC, the U.S. Investors in the Fund (1) may be required to report and pay tax currently on their proportionate shares of the CFC’s earnings and profits attributable to them through the Fund that are taxable to the United States Shareholders currently under the CFC rules, and (2) may be subject to the recharacterization rules described above.  In addition, the sale by a taxable U.S. Investor of an interest in the Fund, may result in the recognition by such Investor of income equal to its distributive share of the same character of income (i.e., ordinary dividend income) that would have been triggered if the Fund sold its interest in the CFC at fair market value.  Income of a CFC subject to income tax in a country other than the United States at an effective rate greater than 90% if the maximum U.S. corporate income tax rate is not taxable to a United States Shareholder as income taxable under Subpart F of the Code if the United States Shareholder so elects.

The rules applicable to CFCs and PFICs are complex, and the foregoing summary of the U.S. federal income taxation of U.S. Investors owning an indirect interest in a CFC or a FPHC is general in nature. The Fund cannot provide any assurance that it will not make investments in CFCs or PFICs.  The CFC and PFIC rules, however, generally should not affect tax-exempt U.S. Investors in the Fund.

U.S. Foreign Tax Credits

Subject to applicable limitations on foreign tax credits, a U.S. Investor that is subject to U.S federal income taxation may be entitled to elect to treat withholding and other non-U.S. taxes as foreign income taxes eligible for credit against such Investor’s U.S. federal income tax liability.  Similarly, each such U.S. Investor’s share of any non-U.S. taxes which may be imposed on capital gains or other income realized by the Fund generally should be treated as creditable foreign income taxes.  Capital gains realized by the Fund, however, may be considered to be from sources within the U.S., which may effectively limit the amount of foreign tax credit allowed to a U.S. Investor.  Other complex limitations also may apply which may result in reductions in the amount, or the elimination, of foreign tax credits otherwise allowable to a U.S. Investor with respect to its share of income of the Fund.  Because of these limitations, U.S. Investors may be unable to claim a credit for the full amount of their proportionate shares of any non-U.S. taxes paid by the Fund.  U.S. Investors that do not elect to treat their shares of foreign withholding and gains taxes as creditable generally may claim a deduction against U.S. taxable income for such taxes.  However, since the availability of a credit or deduction depends on the particular circumstances of each U.S. Investor, such Investors are advised to consult their own tax advisors.

Certain Reporting Requirements with Respect to Non-U.S. Investments

An Investor may be subject to certain reporting requirements that may require such Investor to file information returns with the Service with respect to certain transfers of cash or property by the Fund to a non-U.S. partnership.  The Investor will be relieved of these reporting requirements if the Fund reports the transfer.  The Fund intends to report such transfers.

An Investor also may be required to report certain transfers by the Fund to a non-U.S. corporation if, in general, such Investor’s proportionate share of the investment held through the Fund, as well as directly or by attribution, exceed certain thresholds.  Under current Regulations, this reporting must be made by the Fund’s Investors and may not be satisfied by the Fund.  In addition, an Investor that acquires, directly or indirectly through the Fund, 10% by vote or value of the stock of a non-U.S. corporation must report certain acquisitions or dispositions of, or proportional changes of, its interest in the non-U.S. corporation.  It is not expected that an Investor’s indirect interest in a Fund investment in a non-U.S. corporation will equal 10% of the voting power of the non-U.S. corporation by reason of the Fund’s share of such an investment.  The Fund has not committed to provide information about the Fund’s investments that may be needed to complete any reporting requirements.  Investors are urged to consult with their own tax advisors with respect to these reporting requirements.

U.S. Tax Shelter Rules

The Fund may engage in transactions or make investments that would subject the Fund, its Investors that are obliged to file U.S. tax returns and/or its advisers to special rules requiring such transactions or investments by the Fund or investments in the Fund to be reported and/or otherwise disclosed to the Service, including to the Service’s Office of Tax Shelter Analysis (the “Tax Shelter Rules”).  A transaction may be subject to reporting or disclosure if it is described in any of several categories of transactions, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds (including foreign currency losses), that result in large tax credits from assets held for 45 days or less that are offered under conditions of confidentiality.  Although the Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that the Fund will not engage in transactions that trigger the Tax Shelter Rules.  In addition, an Investor may have disclosure obligations with respect to its interest in the Fund if the Investor (or the Fund in certain cases) participates in a reportable transaction.  Investors should consult their own tax advisors about their obligation to report or disclose to the Service information about their investment in the Fund and participation in the Fund’s income, gain, loss or deduction with respect to transactions or investments subject to these rules.  In addition, pursuant to these rules, the Fund may provide to its advisers identifying information about the Fund’s investors and their participation in the Fund and the Fund’s income, gain, loss or deduction from those transactions or investments, and the Fund or its advisers may disclose this information to the Service upon its request.  Significant penalties may apply for failure to comply with these rules.

No Tax Benefits Expected

Because it is expected that an investment in the Fund will not reduce the cumulative tax liability of an Investor in any year as a result of tax losses, deductions or credits, prospective Investors should not invest with the expectation of receiving any such tax benefits.

State and Local Taxes and Filing Requirements

An Investor of the Fund may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund operates, as well as in such Investor’s own state or locality of residence or domicile.  In addition, the Fund itself may be subject to tax liability in certain jurisdictions in which it operates, and an Investor may be subject to tax treatment in such Investor’s own state or locality of residence or domicile different from that described above with respect to its investment in the Fund.

Certain Tax Considerations for Non-U.S. Investors

It is not currently expected that the Fund will be offered to non-U.S. investors.  An investment in the Fund by a nonresident alien, foreign corporation, foreign partnership, foreign estate or foreign trust may subject such non-U.S. investors to U.S. federal, state and local income taxation on such investment and may require such non-U.S. investors to file U.S. federal, state and local income tax returns.

Summary; Laws Subject to Change

The preceding discussion is intended as a summary of certain U.S. federal income tax consequences of an investment in the Fund.  Because many of these consequences will vary from one Investor to another, the summary does not address all of the provisions of the Code that might be applicable to a particular Investor.  Moreover, changes in applicable tax laws after the date of this Registration Statement may alter anticipated tax consequences.  Neither the Adviser, the Fund nor any of their counsel or consultants assume any responsibility for the tax consequences to any Investor of an investment in the Fund.

Prospective Investors are urged to consult their own tax advisors with specific reference to their own tax situations and potential changes in the tax laws applicable to an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (“ERISA Plan”) should consider, among other things, the duties and responsibilities that ERISA imposes on such fiduciaries before determining whether to invest in the Fund.  Also, fiduciaries of an individual retirement account (“IRA”), a Keogh plan or other “plan” described in Section 4975(e)(1) of the Code that is not otherwise subject to Title I of ERISA (“Tax-Qualified Plan”), should consider, among other things, that a Tax-Qualified Plan may only make investments that are authorized by the appropriate governing instruments.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the potential UBTI resulting from the investment (see Item 10.4 - “Special Considerations for Tax-Exempt Investors”), and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.  Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Accordingly, the Board (or its designee) will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Fund’s investment objective, policies, and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan, and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Any fiduciary of an ERISA Plan or Tax-Qualified Plan (or any entity the assets of which constitute assets of any ERISA Plan or Tax-Qualified Plan) (collectively “Plans”) should also consider whether the investment is a prohibited transaction under ERISA and/or the Code.  Generally, prohibited transactions are certain transactions involving “plan assets” with persons who are “parties in interest” as defined under ERISA or “disqualified persons” as defined under the Code with respect to any such plan.  These prohibited transaction provisions are complex and may prohibit a Plan’s investment in the Fund.

With respect to the definition of “plan assets”, the DOL in its regulations, as modified by ERISA, generally provide that when a Plan acquires an equity interest in an entity that is neither a “publicly-offered security” nor a security issued by an investment company registered under the 1940 Act, the assets of such Plan include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established either that the entity is an “operating company” or that equity participation in the entity by “benefit plan investors” is not “significant,” in each case as defined in such regulations, as modified by section 3(42) of ERISA.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of any Plan investing in the Fund for purposes of ERISA’s fiduciary rules and the prohibited transaction rules under ERISA and the Code.

Certain prospective Plan investors may currently maintain relationships with the Adviser or its affiliates.  Each such person may be deemed to be a party in interest (or disqualified person) with respect to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services.  ERISA prohibits (and the Code penalizes) the use of Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) a Plan fiduciary’s use of its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA and/or the Code.  Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by a fiduciary independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the related provisions of the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained herein are, of necessity, general and may be affected by future publication of regulations, rulings and interpretations.  Potential investors should consult with their legal advisors regarding the consequences under ERISA and the related provisions of the Code of the acquisition and ownership of Shares.

Item 10.5

As of the date of filing this Registration Statement, there are no Shares of the Fund outstanding.

Item 10.6

Not Applicable.

Item 11.  Defaults and Arrears on Senior Securities

Not Applicable.

Item 12.  Legal Proceedings

Neither the Fund, the Adviser nor the Placement Agent is a party to any material pending legal proceeding, nor is any of them subject to any material proceeding instituted, or any material proceeding known to be contemplated, by a government authority.

Item 13.  Table of Contents of the Statement of Additional Information (“SAI”)

Cover Page	Cover
Table of Contents	Table of Contents
Investment Objective and Policies	1
Management	2
Control Persons and Principal Holders of Securities	7
Investment Advisory and Other Services	7
Portfolio Managers	7
Brokerage Allocation and Other Practices	9
Tax Status	9
Financial Statements	9
Appendix A – Ratings of Corporate Bonds and Commercial Paper	A-1
Appendix B – Proxy Voting Procedures	B-1

The SAI is incorporated by reference into this Part A in its entirety.

PART B

Item 14.  Cover Page

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2007

SEI STRUCTURED CREDIT FUND, LP

This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the SEI Structured Credit Fund, LP (the “Fund”) and should be read in conjunction with Part A of this Registration Statement, which provides the basic information investors should know before investing.  You may request a copy of Part A or this SAI without charge, by writing to SEI Global Services Inc., One Freedom Valley Drive, Oaks, Pennsylvania 19456; or by calling 1-800-DIAL-SEI.  Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

Item 15.  Table of Contents

Cover Page	Cover Page
Table of Contents	Table of Contents
Investment Objective and Policies	1
Management	2
Control Persons and Principal Holders of Securities	7
Investment Advisory and Other Services	7
Portfolio Managers	7
Brokerage Allocation and Other Practices	9
Tax Status	9
Financial Statements	9
Appendix A – Ratings of Corporate Bonds and Commercial Paper	A-1
Appendix B – Proxy Voting Procedures	B-1

Item 16.  General Information and History

Not Applicable.

Item 17.  Investment Objectives and Policies

Part A of this Registration Statement contains basic information about the investment objective, policies and limitations of the Fund.  This Part B supplements the discussion in Part A of the investment objective, policies, and limitations of the Fund.

The Fund’s stated fundamental investment policies, listed below, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund (the “Shares”).  As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities” means a vote of the lesser of:  (i) 67% of the Shares present at a meeting at which holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares.  No other policy, including the Fund’s investment objective, is a

1

fundamental investment policy of the Fund, except as expressly stated.  Within the limits of the Fund’s fundamental investment policies, the Fund’s management has reserved freedom of action.

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, exemptions, orders, or other guidance provided by the Securities and Exchange Commission (the “SEC”) or its staff, each as may be amended, interpreted or issued from time to time, the Fund may not:

(1)                      borrow money;

(2)                      invest 25% or more of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation;

(3)                      issue senior securities;

(4)                      underwrite securities issued by other persons;

(5)                      purchase or sell real estate and real estate mortgage loans;

(6)                      purchase or sell commodities or commodity contracts including futures contracts; and

(7)                      make loans to other persons.

With respect to these investment restrictions and other policies described in this Part B or Part A (except the Fund’s fundamental investment policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Item 18.  Management

The Board of Directors of the Fund (the “Board”) provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Directors are not required to contribute to the capital of the Fund or to hold Shares of the Fund.  A majority of the Directors of the Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Directors”).  The Independent Directors perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Directors and officers of the Fund and brief biographical information regarding each Director and officer during the past five years is set forth below.  The business address of each officer and Director is c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.  Each Director who is deemed to be an “interested person” of the Fund as defined in the 1940 Act, is indicated by an asterisk.

2

Name, Age and Address of Directors	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

Independent Directors

Nina Lesavoy (49)	Director	Since 2007	Partner, Cue Capital since 2002. Managing Partner and Head of Sales, Investorforce, March 2000 to December 2001.	76	None.

George J. Sullivan, Jr. (64)	Director	Since 2007	Self Employed Consultant, Newfound Consultants Inc., since April 1997.	76	Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, and The Advisors’ Inner Circle Fund II.

James M. Williams (58)	Director	Since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000 to 2002.	76	Trustee/Director of Ariel Mutual Funds.

Interested Director

Robert A. Nesher* (60)	Chairman of the Board of Directors, President	Since 2007	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	76

Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments - Global Funds Services, Limited, SEI Investments Global, Limited, SEI

3

Name, Age and Address of Directors	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

Investments (Europe) Ltd., SEI Investments - Shares Trust Management (UK) Limited, SEI Global Nominee Ltd., and SEI Multi-Strategy Funds PLC, L.P.

Name, Age and Address of Officers	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert A. Nesher* (60)	President since 2007

Chairman of the Board, the Fund, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Asset Allocation Trust, The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II. Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Stephen G. MacRae (39)	Treasurer, since 2007	Director of Global Investment Product Management, SEI, 2005 - Present. Investment Product Manager, SEI, 2002-2005.

Timothy D. Barto (39)	Vice President and Secretary, since 2007	General Counsel and Secretary of the Adviser and the Administrator, since 2004. Vice President and Assistant Secretary of the Administrator and the Placement Agent, since November 1999.

James Ndiaye (38)	Vice President and Assistant Secretary, since 2007	Vice President and Assistant Secretary of SIMC and the Administrator, since 2005. Vice President, Deutsche Asset Management, 2003 to 2004. Associate, Morgan, Lewis & Bockius LLP, 2000 to 2003.

Sofia Rosala (33)	Vice President and Assistant Secretary, since 2007

Vice President and Assistant Secretary of SIMC and the Administrator, since 2005. Compliance Officer of SEI Investments Company, September 2001 to 2004. Account and Product Consultant, SEI Private Trust Company, 1998 to 2001.

Michael T. Pang (34)	Vice President and Assistant Secretary, since 2007	Vice President and Assistant Secretary of SIMC and the Administrator, since 2005. Counsel,

4

Name, Age and Address of Officers	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Caledonian Bank & Trust’s Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001 to 2004. Associate, Schulte, Roth & Zabel’s Investment Management Group, 2000 to 2001. Staff Attorney, U.S. Securities and Exchange Commission’s Division of Enforcement, Northeast Regional Office, 1997 to 2000.

Russ Emery (44)	Chief Compliance Officer, since 2007

Chief Compliance Officer of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II, since March 2006. Director of Investment Product Management and Development of SIMC, February 2003-March 2006. Senior Investment Analyst—Equity Team for SEI, March 2000-February 2003.

*

Mr. Nesher is a Director who may be deemed to be an interested person of the Fund as that term is defined in the 1940 Act by virtue of his relationship with the Adviser, the Administrator and the Placement Agent.

**

The “Fund Complex” consists of registered investment companies that are part of the following investment funds/trusts: SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Asset Allocation Trust and SEI Structured Credit Fund, LP.

Any Director of the Fund may be removed from office in accordance with the Partnership Agreement or the By-Laws of the Fund, as applicable, by a majority vote of the other Directors of the Fund.

For each Director, the following table discloses the dollar range of equity securities beneficially owned by the Director in the Fund, and, on an aggregate basis, in any registered investment companies overseen by the Director within the Fund Complex as of December 31, 2006:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Fund Complex

Interested
Robert A. Nesher	None	Over $100,000

Independent
Nina Lesavoy	None	None
George J. Sullivan	None	Over $100,000
James M. Williams	None	None

For Independent Directors and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund

5

as of December 31, 2006:

Name of Independent Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class

Nina Lesavoy	None	n/a	n/a	n/a	n/a
George J. Sullivan	None	n/a	n/a	n/a	n/a
James M. Williams	None	n/a	n/a	n/a	n/a

Compensation of Directors

The Fund pays no compensation to any of its officers or to the Directors listed above who are interested persons of the Fund.  The Independent Directors are each paid $10,000 per fiscal year in aggregate for their services to the Fund and certain other registered investment companies for which the Independent Directors serve as directors, and the Directors are reimbursed by the Fund for their travel expenses related to Board meetings.  The Directors do not receive any pension or retirement benefits from the Fund.  The following table sets forth information covering the total compensation payable by the Fund during its fiscal year ended December 31, 2007 to the persons who serve as Directors of the Fund during such period:

Director	Estimated Aggregate Compensation From Fund*	Estimated Total Compensation From Fund and Fund Complex**

Interested
Robert A. Nesher	N/A	N/A

Independent
Nina Lesavoy	$10,000	$197,500
George J. Sullivan	$10,000	$197,500
James M. Williams	$10,000	$197,500

*	Because the Fund has not completed a full year since its organization, figures in the table for the Fund are based on estimates for the current fiscal year.

**

The “Fund Complex” consists of registered investment companies that are part of the following investment funds/trusts: SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Asset Allocation Trust and SEI Structured Credit Fund, LP.

Standing Committees

Audit Committee.  The Board has formed an Audit Committee composed of Nina Lesavoy, George J. Sullivan and James M. Williams, each an Independent Director.  The duties and functions of the Audit Committee include: (i) oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversight of the quality and objectivity of the Fund’s financial statements and the independent audit

6

thereof; and (iii) acting as liaison between the Fund’s independent auditors and the full Board of Directors.  It is anticipated that the Audit Committee will meet at least once each fiscal year.

Nominating and Compensation Committee.  The Board has formed a Nominating and Compensation Committee composed of Nina Lesavoy, George J. Sullivan and James M. Williams.  The Nominating and Compensation Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created, and periodically review and set compensation payable to the Directors of the Fund who are not directors, officers, partners or employees of the Adviser or any entity controlling, controlled by or under common control with the Adviser.  The Nominating and Compensation Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in conjunction with a shareholder meeting to consider the election of Directors.  The Nominating and Compensation Committee will meet as is deemed necessary or appropriate by the Committee.

Codes of Ethics

The Fund, the Adviser and the Placement Agent have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act.  These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s Registration Statement filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  These Codes of Ethics are also available on the EDGAR database on the SEC’s website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight.  The proxy voting policies and procedures of the Adviser are attached as Appendix B.  Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 will be available: (1) without charge, upon request, by calling toll free, 1-800-342-5734; and (2) on the SEC’s website at http://www.sec.gov.

Item 19.  Control Persons and Principal Holders of Securities

None.

Item 20.  Investment Advisory and Other Services

See the discussion contained in Item 9 of Part A of this Registration Statement.

Item 21.  Portfolio Managers

Compensation.  The Adviser compensates each portfolio manager for his management of the Fund.  Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

7

Thirty percent of each portfolio manager’s compensation is tied to the corporate performance of SEI, as measured by the earnings per share earned for a particular year.  This is set at the discretion of SEI and not the Adviser.  Seventy percent of each portfolio manager’s compensation is based upon various performance factors, including the portfolio manager’s performance versus a risk free rate proxy, such as the Merrill Lynch 3 Month US LIBOR Index, over the past one, two and three years (50% weighted to one year; 25% to each of the others).  The performance factor is based upon a target outperformance of the Merrill Lynch 3 Month US LIBOR Index.  Another key factor is the portfolio managers’ team objectives, which relate to key measurements of execution efficiency (i.e., equitization efficiency, hedging efficiency, trading efficiency, etc.).  A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

Ownership of Fund Shares.  As of the date of this Registration Statement, the portfolio managers did not beneficially own any shares of the Fund.

Other Accounts.  As of June 30, 2007, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below: The accounts below do not pay performance-based advisory fees.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James F. Smigiel	2	$170.3 million	1	$25.9 million	0	$0
Gregory A. Soeder	2	$170.3 million	1	$25.9 million	0	$0
David S. Aniloff	2	$170.3 million	1	$25.9 million	0	$0

Conflicts of Interests.  Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund.  Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund.  However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

8

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund.  Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

The Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser.  This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines.  Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

For a further discussion regarding the potential conflicts of interests that may arise in connection with the Adviser’s management of the Fund, see Item 8 of Part A of this Registration Statement.

Item 22.  Brokerage Allocation and Other Practices

See the discussion entitled “Portfolio Transactions” in Item 10 of Part A of this Registration Statement.

Item 23.  Tax Status

See the discussion entitled “Tax Considerations” in Item 10 of Part A of this Registration Statement.

Item 24.  Financial Statements

The Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

9

Appendix A

Ratings of Corporate Bonds and Commercial Paper

S&P Corporate Bond Ratings

AAA - Bonds rated AAA have the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s Corporate Bond Ratings

Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or an exceptionally stable margin, and principal is secure.  Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as “high grade bonds.”  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of

A-1

time.  These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

Caa - Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MODIFIERS - Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification described above.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P Commercial Paper Ratings

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody’s Commercial Paper Ratings

Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•                  Leading market positions in well-established industries;

•                  High rates of return on funds employed;

•                  Conservative capitalization structures with moderate reliance on debt and ample asset protection;

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

A-2

Appendix B

SEI INVESTMENTS MANAGEMENT CORPORATION

Proxy Voting Procedures

SEI Investments Management Corporation (“SIMC”) serves as investment adviser to multiple clients, including investment companies, institutions and individual investors.  As investment adviser, SIMC has an obligation to vote proxies with respect to securities held in client portfolios in the best economic interests of SIMC’s clients for which it has proxy voting authority.  The following Procedures are intended to ensure that proxies are voted in the best interests of clients.

A.            Establishment of Proxy Voting Committee

1.     SIMC shall establish a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Shares and Legal and/or Compliance personnel.  Currently, the members of the Committee are as follows:

Michael Hogan

Gregory Stahl

John Diederich

Kevin McNamera

Noreen Park

Michael Brophy

2.     The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC.

3.     The Committee shall meet as necessary to perform any of the activities set forth below.

4.     Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented.

5.     The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

B.            Approval of Proxy Voting Guidelines

1.     The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility.

2.     In the event that any employee of SIMC recommends a change to SIMC’s Guidelines, the Committee shall meet to consider the proposed change and consider all relevant factors.  If approved by the Committee, the change shall be accepted, and the Guidelines revised accordingly.

C.            Circumstances Where SIMC Will Not Vote Proxies

1.     For accounts that engage in securities lending, SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting.  Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies.

2.     In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

D.            Conflicts of Interest

1.     SIMC has elected to retain a third party proxy voting service (the “Service”) to vote proxies with respect to accounts for which SIMC serves as investment adviser (and retains proxy voting authority).  The Service shall vote proxies in accordance with the Guidelines approved by the Committee.  SIMC reasonably believes that the Service’s implementation of the Guidelines will result in proxies being voted in the best economic interests of clients.  So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest.

2.     The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of SIMC’s Guidelines.  SIMC retains the authority to overrule the Service’s recommendation, and instruct the Service to vote in a manner at variance with the Service’s recommendation.  The exercise of such right could implicate a conflict of interest.  As a result, SIMC may not overrule the Service’s recommendation with respect to a proxy unless the following steps are taken:

a.     The Proxy Voting Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b.     The Proxy Voting Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.     Significant Business Relationships – The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting, insurance or banking services to the issue.  For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

•      SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;

•      SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2.     Significant Personal/Family Relationships – The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer.  For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies.  To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.

3.     Duties of the Proxy Committee - The Committee has a duty to make reasonable investigation of information relating to conflicts of interest.  For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,(1) and other information actually known by a member of the Committee.  Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee.  In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c.     If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy.  If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1.     Routine Proxy Proposals – Proxy proposals that are “routine”shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual

(1)           The procedures provide that the Committee should be aware of information about SIMC or its affiliates that is generally known by employees of SIMC, but it does not extend this knowledge to information about SIMC’s affiliates that is generally known by employees of SIMC’s affiliates (unless such information also is generally known by SIMC’s employees).

knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.(2)

2.     Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below).  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3.     Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest.  To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor.  The Committee shall record in writing the basis for any such determination.

d.     For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

1.     Obtain Client Consent or Direction – If the Committee approves the proposal to overrule the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2.     Use Recommendation of the Service – Vote in accordance with the Service’s recommendation.

e.     For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may overrule the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients.  If the Committee decides to overrule the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

Last Revised:  February, 2006

(2)	For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii. of Form 13F.

PART C

OTHER INFORMATION

Part C of this Registration Statement should be read in conjunction with Parts A and B.

ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS.

1.	Financial Statements.

Registrant has no assets and financial statements are therefore omitted.

2.	Exhibits.

(a)(1)	Certificate of Limited Partnership of the Registrant, dated June 26, 2007, is filed herewith.

(a)(2)	Agreement of Limited Partnership of the Registrant, dated June 27, 2007, is filed herewith.

(b)	By-Laws of the Registrant, dated June 27, 2007, are filed herewith.

(c)	Not applicable.

(d)	See Item 25(2)(a)(2) and Item 25(2)(b).

(e)	Not applicable.

(f)	Not applicable.

(g)	Investment Advisory Agreement between the Registrant and SEI Investments Management Corporation, dated July 20, 2007, is filed herewith.

(h)	Not applicable.

(i)	Not applicable.

(j)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated July 16, 2007, is filed herewith.

(k)(1)	Administration Agreement between the Registrant and SEI Global Services, Inc., dated July 20, 2007, is filed herewith.

(k)(2)	Placement Agent Agreement between the Registrant and SEI Investments Distribution Co., dated July 31, 2007, is filed herewith.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	The Code of Ethics for the Registrant, dated June 27, 2007, is filed herewith.

(r)(2)	The Code of Ethics for SEI Investments Management Corporation is filed herewith.

(r)(3)	The Code of Ethics for SEI Investments Distribution Co. is filed herewith.

ITEM 26.   MARKETING ARRANGEMENTS.

See the Placement Agent Agreement at Item 25(2)(k)(2) above.

ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Blue Sky Fees and Expenses	$28,000
Accounting fees and expenses	$50,000
Legal fees and expenses	$75,000
Printing and offering expenses	$12,000
Administration Fees	$50,000
Miscellaneous	$5,000
Total	$220,000

ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of units of limited partnership interest (“Shares”), the Registrant expects that no person will be directly or indirectly under common control with the Registrant.

ITEM 29.   NUMBER OF HOLDERS OF SECURITIES.

At the time of the filing of this Registration Statement, there are no securities of the Fund outstanding except Shares issued to SEI Global Services, Inc., as the initial limited partner in the Fund.

ITEM 30.   INDEMNIFICATION.

As set forth in the Fund’s Limited Partnership Agreement (see Item 25(2)(a)(2)), to the fullest extent that limitations on the liability of the General Partner, the Directors and officers are permitted by the Delaware Revised Uniform Limited Partnership Act (6 Del. C. §17-101, et seq.), as from time to time amended (the “DRULPA”), the General Partner, officers and Directors shall not be responsible or liable in any event for any act or omission of any agent, employee, Investment Adviser, Sub-Adviser or Principal Underwriter of the Fund; with respect to the General Partner, the act or omission of any Director or officer; or with respect to each Director and officer, the act or omission of any General Partner, other Director or officer, respectively.

Under the terms of the Partnership Agreement, the Fund, out of the Fund Property, shall indemnify and hold harmless any Person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Fund) by reason of the fact that such Person is or was an agent of the Fund and arising

2

out of or related to such Person’s performance of his or her duties as an agent, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner that such person reasonably believed to be in the best interests of the Fund and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.  Except for the General Partner, the officers and Directors, the Fund may indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Fund to procure a judgment in its favor by reason of the fact that the Person is or was an agent of the Fund, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Fund.  The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith or in a manner that the person reasonably believed to be in the best interests of the Fund or, with respect to a criminal proceeding, that the person had reasonable cause to believe that the person’s conduct was unlawful.  Subject to the terms of the Partnership Agreement, there shall be no right to indemnification for any liability to the Fund or the Investors arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Fund.

The General Partner, an officer or Director shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its respective office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The General Partner, an officer or Director shall be indemnified and held harmless from or against any liability to the Fund or the Investors, except when such liability arises out of his or her willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of such person’s office with the Fund.  The General Partner, officers and Directors may obtain the advice of counsel or other experts with respect to the meaning and operation of the Partnership Agreement and their duties as General Partner, officers or Directors.  No such General Partner, officer or Director shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice.  The General Partner, officers and Directors shall not be required to give any bond as such, nor any surety if a bond is required.

The Partnership Agreement further provides that the Board will not be liable for errors of judgment or mistakes of fact or law.  However, nothing in the Partnership Agreement protects a member of the Board against any liability to which the member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The following table describes other business, profession, vocation, or employment of a substantial nature in which each director, officer, or partner of the adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The adviser’s table was provided to the Registrant by the adviser for inclusion in this Registration Statement.

Adviser

SEI Investments Management Corporation (“SIMC”) is the investment adviser for the Registrant. The principal address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is an investment adviser registered under the Investment Advisers Act of 1940.

SEI Investments Management Corporation

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Edward Loughlin Director & President	SEI Investments Company	Executive Vice President

	SEI Investments Distribution Company	Director

3

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Investments Global Funds Services	Senior Vice President

	SEI Trust Company	Director

	SEI Investments Canada Company	Director

Karl Dasher Director, Senior Vice President & Chief Investment Officer	—	—

N. Jeffrey Klauder Director, Senior Vice President & Assistant Secretary	SEI Investments Company	General Counsel & Executive Vice President, Assistant Secretary

	SEI Insurance Group	Senior Vice President & Assistant Secretary

	SIMC Holdings, LLC	Manager

	SEI Ventures Inc.	Senior Vice President & Secretary

	SEI Investments Management Corporation Delaware, LLC	Senior Vice President & Assistant Secretary

	SIMC Subsidiary LLC	Manager

	SEI Investments Development Inc.	Senior Vice President & Secretary

	SEI Investments Global Funds Services	Senior Vice President & Assistant Secretary

	SEI Funds Inc.	Senior Vice President & Secretary

	SEI Investments Inc.	Senior Vice President & Secretary

	SEI Investments Global Corp Inc.	Director, Senior Vice President & Secretary

	SEI Global Capital Investments Inc.	Senior Vice President & Secretary

	SEI Investments Global, Limited	Director

	SEI Investments—Global Fund Services Limited	Director

	Larington Limited	Director

	SEI Advanced Capital Management Inc.	Director, Senior Vice President & Secretary

4

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Primus Holding Corp	Senior Vice President & Assistant Secretary

	SEI Global Services, Inc.	Senior Vice President & Assistant Secretary

	SEI Private Trust Company	Director

Wayne Withrow Director & Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Investments Distribution Company	Director

	SEI Investments Global Funds Services	Chief Executive Officer

	SEI Trust Company	Director

	SEI Investments Global (Cayman) Limited	Director

	SEI Global Holdings (Cayman) Inc.	Chairman of the Board & Executive Chief Officer

	SEI Investments Global (Bermuda) Ltd	Director, President

	SEI Global Services, Inc.	Director, Senior Vice President

Joseph P. Ujobai Director & Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Inc. (Canada)	Director

	SEI Capital Limited (Canada)	Director

	SEI Global Investments Corp	President

	SEI Investments (Europe) Ltd	Director

	SEI Investments—Unit Trust Management (UK) Limited	Director

	SEI Global Nominee Ltd	Director

	SEI Asset Korea	Director

	SEI Investments (South Africa) Limited	Director

	SEI Investments Global, Limited	Director

5

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Investments Canada Company	Director

	SEI Global Services, Inc.	Senior Vice President

Chris Keogh Director & Senior Vice President	—	—

Kathy Heilig Director & Senior Vice President	SEI Investments Company	Vice President, Controller & Chief Accounting Officer

	SEI Insurance Group, Inc.	Vice President & Treasurer

	SEI Inc. (Canada)	Vice President & Treasurer

	SEI Ventures, Inc.	Director, Vice President & Treasurer

	SEI Investments Management Corporation Delaware, LLC	Manager, Vice President & Treasurer

	SEI Investments Developments Inc.	Director, Vice President & Treasurer

	SEI Investments Global Funds Services	Vice President & Treasurer

	SEI Funds Inc.	Director, Vice President & Treasurer

	SEI Investments, Inc.	Director, Vice President & Treasurer

	SEI Global Investments Corp	Director, Vice President & Treasurer

	SEI Global Capital Investments, Inc.	Director, Vice President & Treasurer

	SEI Investments Global (Cayman) Limited	Vice President & Treasurer

	SEI Investments Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer

	SEI Advanced Capital Management, Inc.	Director, Vice President & Treasurer

	SEI Primus Holding Corp	Director, Vice President & Treasurer

	SEI Global Services, Inc.	Treasurer

	SEI Franchise Inc.	Vice President & Treasurer

Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President & Assistant Secretary

	SIMC Holdings, LLC	Manager

6

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SIMC Subsidiary LLC	Manager

	SEI Investments Global Funds Services	General Counsel, Vice President & Secretary

	SEI Funds Inc.	Vice President

	SEI Investments Global (Bermuda) Ltd	Vice President

	SEI Global Services, Inc.	Vice President & Assistant Secretary

	SEI Franchise Inc.	Assistant Secretary

Richard Deak Vice President & Assistant Secretary	SEI Investments Company	Vice President & Assistant Secretary

	SEI Investments Global Funds Services	Vice President & Assistant Secretary

	SEI Global Services, Inc.	General Counsel, Vice President & Secretary

Lydia A. Gavalis Vice President & Assistant Secretary	SEI Investments Company	Vice President & Assistant Secretary

	SEI Insurance Group	Vice President & Assistant Secretary

	SEI Global Services, Inc.	Vice President & Assistant Secretary

	SEI Franchise Inc.	General Counsel, Vice President & Secretary

James Ndiaye Vice President & Assistant Secretary	SEI Investments Global Funds Services	Vice President & Assistant Secretary

Michael Pang Vice President & Assistant Secretary	SEI Investments Global Funds Services	Vice President & Assistant Secretary

	SEI Investments Global (Cayman) Limited	Vice President & Secretary

	SEI Global Holdings (Cayman) Inc.	Vice President & Secretary

	SEI Global Services, Inc.	Vice President & Assistant Secretary

Sofia Rosala Vice President & Assistant Secretary	SEI Investments Global Funds Services	Vice President & Assistant Secretary

7

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Lauren Shank Vice President & Assistant Secretary	SEI Global Services, Inc.	Vice President & Assistant Secretary

Lori L. White Vice President & Assistant Secretary	SEI Investments Company	Vice President & Assistant Secretary

	SEI Investments Distribution Company	Vice President & Assistant Secretary

	SEI Investments Global Funds Services	Assistant Secretary

Michael Brophy Chief Compliance Officer	—	—

Kevin Barr Vice President	SEI Investments Distribution Company	President & Chief Executive Officer

	SEI Global Services, Inc.	Vice President

Michael Cagnina Vice President	—	—

David Campbell Vice President	SEI Investments Global Funds Services	Vice President

	SEI Global Services, Inc.	Vice President

Jim Combs Vice President	SEI Global Services, Inc.	Vice President

Michael Farrell Vice President	SEI Investments Distribution Company	Vice President

	SEI Franchise Inc.	Vice President

Greg Gettinger Vice President	SEI Investments Management Corporation Delaware LLC	Vice President

	SEI Investments Global Funds Services	Vice President

	SEI Global Services, Inc.	Vice President

Paul Klauder Vice President	SEI Global Services, Inc.	Vice President

James Martielli Vice President	—	—

John J. McCue Vice President	—	—

Dave McLaughliin Vice President	—	—

Carolyn McLaurin Vice President	—	—

8

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Roger Messina Vice President	SEI Global Services, Inc.	Vice President

James Miceli Vice President	—	—

Stephen Onofrio Vice President	—	—

Debra Phillips Vice President	—	—

Alison Saunders Vice President	—	—

John Scarpato Vice President	—	—

Brandon Sharrett Vice President	SEI Global Services, Inc.	Vice President

Sean Simko Vice President	—	—

James Smigiel Vice President	—	—

Greg Stahl Vice President	—	—

Raymond B. Webster Vice President	SEI Global Services, Inc.	Vice President

ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS.

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are: the Fund’s investment adviser, SEI Investments Management Corporation; the Fund’s administrator, SEI Global Services, Inc.; the Fund’s custodian, Brown Brothers Harriman & Co.; and the Fund’s placement agent, SEI Investments Distribution Co. The address of each of the Adviser, the Administrator, and the Placement Agent is One Freedom Valley Drive, Oaks, Pennsylvania, 19456.  The address of the Fund’s Custodian is 40 Water Street, Boston, Massachusetts 02109.

ITEM 33.   MANAGEMENT SERVICES.

Not applicable.

ITEM 34.   UNDERTAKINGS.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, and the Commonwealth of Pennsylvania, on the 1st day of August, 2007.

SEI STRUCTURED CREDIT FUND, LP

By:	/s/ MICHAEL T. PANG
Name: Michael T. Pang
Title: Vice President and Assistant Secretary

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EXHIBIT INDEX

EX-99.B(a)(1)	Certificate of Limited Partnership of the Registrant, dated June 26, 2007, is filed herewith.

EX-99.B(a)(2)	Agreement of Limited Partnership of the Registrant, dated June 27, 2007, is filed herewith.

EX-99.B(b)	By-Laws of the Registrant, dated June 27, 2007, are filed herewith.

EX-99.B(g)	Investment Advisory Agreement between the Registrant and SEI Investments Management Corporation, dated July 20, 2007, is filed herewith.

EX-99.B(j)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated July 16, 2007, is filed herewith.

EX-99.B(k)(1)	Administration Agreement between the Registrant and SEI Global Services, Inc., dated July 20, 2007, is filed herewith.

EX-99.B(k)(2)	Placement Agent Agreement between the Registrant and SEI Investments Distribution Co., dated July 31, 2007, is filed herewith.

EX-99.B(r)(1)	The Code of Ethics for the Registrant is filed herewith.

EX-99.B(r)(2)	The Code of Ethics for SEI Investments Management Corporation is filed herewith.

EX-99.B(r)(3)	The Code of Ethics for SEI Investments Distribution Co. is filed herewith.

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